Exhibit 2

FINANCIAL STATEMENTS OF JAPAN INTERNATIONAL COOPERATION AGENCY (“JICA”)

AND REPORTS OF THE INDEPENDENT AUDITOR

Independent Auditor’s Report

Mr. Akihiko Tanaka, President

Japan International Cooperation Agency

Opinion

We have audited the accompanying financial statements of the general account of Japan International Cooperation Agency (the Agency), which comprise the balance sheet as at March 31, 2022, and the statements of administrative service operation cost, income, changes in net assets, and cash flows for the year then ended, and a summary of significant accounting policies and notes to the financial statements, and the accompanying supplementary schedules (except for the information described based on the financial statements and business reports relating to the associated public interest corporations).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the general account of the Agency as at March 31, 2022, and its financial performance and its cash flows for the year then ended in accordance with accounting standards for incorporated administrative agencies generally accepted in Japan.

Basis for Opinion

We conducted our audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Agency in accordance with the ethical requirements that are relevant to our audit of the financial statements in Japan, and we have fulfilled our other ethical responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion. The basis includes the fact that no such fraud or error, or illegal acts, of the president, other executive officers or staff members that would result in material misstatement in the financial statements was found, to the extent that we conducted our audit. The audit we conducted is not intended to express an opinion on whether there was any fraud or error, or illegal acts, of the president, other executive officers or staff members, which would not result in material misstatement in the financial statements.

Other Information

The other information comprises the information included in the Annual Report that contains audited financial statements but does not include the financial statements and our auditor’s report thereon. President is responsible for preparation and disclosure of the other information. The Agency Auditor is responsible for overseeing the Agency’s reporting process of the other information.

Our opinion on the financial statements does not cover the other information and we do not express any form of assurance conclusion thereon.

In connection with our audit of the financial statements, our responsibility is to read the other information and, in doing so, consider whether the other information is materially inconsistent with the financial statements or our knowledge obtained in the audit or otherwise appears to be materially misstated.

If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact.

We have nothing to report in this regard.

Responsibilities of President and the Agency Auditor for the Financial Statements

President is responsible for the preparation and fair presentation of these financial statements in accordance with accounting standards for incorporated administrative agencies generally accepted in Japan, and for such internal control as president determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error, or illegal acts.

The Agency Auditor is responsible for overseeing the Agency’s financial reporting process.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, or illegal acts, and to issue an auditor’s report that includes our opinion. Misstatements can arise from fraud or error, or illegal acts, and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

As part of an audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, or illegal acts, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion.

•

Consider internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances for our risk assessments, while the purpose of the audit of the financial statements is not expressing an opinion on the effectiveness of the Agency’s internal control.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by president.

•

Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation in accordance with accounting standards for incorporated administrative agencies generally accepted in Japan.

•

Plan and conduct audit with adequate attention being paid to the possibility that any fraud or error, or illegal acts, of the president, other executive officers or staff members may result in material misstatement in the financial statements.

We communicate with the Agency Auditor regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

We also provide the Agency Auditor with a statement that we have complied with the ethical requirements regarding independence that are relevant to our audit of the financial statements in Japan, and to communicate with them all relationships and other matters that may reasonably be thought to bear on our independence, and where applicable, related safeguards.

Interest Required to Be Disclosed by the Certified Public Accountants Act of Japan

Our firm and its designated engagement partners do not have any interest in the Agency which is required to be disclosed pursuant to the provisions of the Certified Public Accountants Act of Japan.

Ernst & Young ShinNihon LLC
Tokyo, Japan

September 27, 2022

/s/ Motoki Nagao
Motoki Nagao
Designated Engagement Partner
Certified Public Accountant

/s/ Kenji Izawa
Kenji Izawa
Designated Engagement Partner
Certified Public Accountant

/s/ Hiroshi Nishida
Hiroshi Nishida
Designated Engagement Partner
Certified Public Accountant

Balance Sheet

(as of March 31, 2022)

General Account

				(Unit: Yen)

Assets
I Current assets
Cash and deposits		268,231,975,173
Inventories
Stored goods	286,182,905
Payments for uncompleted contracted programs	335,913,524	622,096,429

Advance payments		22,963,455,204
Prepaid expenses		26,886,347
Accrued income		342,787
Accounts receivable		4,422,347,350
Contra-accounts for provision for bonuses*		1,174,506,410
Short-term loans for development projects		6,500,000
Short-term loans for emigration projects	54,594
Allowance for loan losses	(8,205)	46,389

Suspense payments		38,230,552
Advance paid		1,332,682

Total current assets			297,487,719,323

II Non-current assets
1 Tangible assets
Buildings	43,672,783,800
Accumulated depreciation	(20,088,974,045)	23,583,809,755

Structures	1,609,068,612
Accumulated depreciation	(1,160,110,058)	448,958,554

Machinery and equipment	247,841,775
Accumulated depreciation	(162,742,160)	85,099,615

Vehicles	2,353,026,388
Accumulated depreciation	(1,426,870,943)	926,155,445

Tools, furniture, and fixtures	2,400,025,727
Accumulated depreciation	(1,291,021,307)	1,109,004,420

Land	14,177,935,458
Accumulated impairment losses	(8,710,639)	14,169,224,819

Construction in progress		466,364,801

Total tangible assets		40,788,617,409
2 Intangible assets
Trademark rights		4,265,614
Telephone subscription rights		1,786,900
Software		2,848,179,541
Software in progress		295,862,323

Total intangible assets		3,150,094,378
3 Investments and other assets
Long-term deposits		2,000,000
Long-term loans for development projects		58,500,000
Long-term loans for emigration projects	17,050,820
Allowance for loan losses	(16,941,688)	109,132

Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for emigration projects	303,132,315
Allowance for loan losses	(303,132,315)	0

Long-term prepaid expenses		6,661,400
Expected amount to be granted from the national budget*		520,300
Contra-accounts for provision for retirement benefits*		13,450,844,651
Long-term guarantee deposits		1,667,329,387

Total investment and other assets		15,185,964,870

Total non-current assets			59,124,676,657

Total assets				356,612,395,980

Balance Sheet (Continued)

(as of March 31, 2022)

Liabilities
I Current liabilities
Funds for grant aid	178,252,872,233
Donations received*	448,890,826
Accounts payable	30,716,822,945
Accrued expenses	251,116,688
Lease obligations	72,658,713
Advance payments received	471,124,596
Deposits received	147,148,606
Unearned revenue	403,700
Provision for bonuses	1,174,506,410

Total current liabilities		211,535,544,717

II Non-current liabilities
Contra-accounts for assets*	8,381,102,030
Long-term lease obligations	82,341,282
Long-term deposits received	366,410
Provision for retirement benefits	13,450,844,651
Assets retirement obligations	400,993,519

Total non-current liabilities		22,315,647,892

Total liabilities			233,851,192,609

Net assets
I Capital
Government investment	61,400,219,559

Total capital		61,400,219,559

II Capital surplus
Capital surplus	8,117,820,008
Accumulated other administrative service operation costs*
Accumulated depreciation not included in expenses*	(20,420,557,011)
Accumulated impairment losses not included in expenses*	(10,201,839)
Accumulated interest expenses not included in expenses*	(7,124,075)
Accumulated disposal and sale differential not included in expenses*	(11,015,617,156)

Total capital surplus		(23,335,680,073)

III Retained earnings
Reserve fund carried over from the previous Mid-term Objective period*	754,814,788
Reserve fund	12,207,854,553
Unappropriated income for the current fiscal year	71,733,994,544

(Total income for the current fiscal year)	(71,733,994,544)
Total retained earnings		84,696,663,885

Total net assets			122,761,203,371

Total liabilities and net assets			356,612,395,980

*	Accounts prepared in accordance with special accounting practices of incorporated administrative agencies.

Statement of Administrative Service Operation Cost

(April 1, 2021 – March 31, 2022)

General Account

			(Unit: Yen)
I	Expenses in the statement of income
	Operating expenses	214,088,484,746
	General administrative expenses	12,801,844,700
	Provision of allowance for loan losses	33,464,035
	Miscellaneous losses	160,242,348
	Extraordinary losses	74,971,998

	Total expenses in the statement of income		227,159,007,827

II	Other administrative service operation costs
	Depreciation not included in expenses*	1,079,690,257
	Interest expenses not included in expenses*	(59,965)
	Disposal and sale differential not included in expenses*	575,558,285

	Total other administrative service operation costs		1,655,188,577

III	Administrative service operation cost		228,814,196,404

*	Accounts prepared in accordance with special accounting practices of incorporated administrative agencies.

Statement of Income

(April 1, 2021 – March 31, 2022)

General Account

			(Unit: Yen)
Ordinary expenses
Operating expenses
Expenses for priority sectors and regions	99,774,386,973
Expenses for private sector partnership	2,853,789,365
Expenses for domestic partnership	9,794,290,551
Expenses for other operations	4,235,129,525
Expenses for indirect operations	37,982,757,564
Expenses for grant aid	57,565,422,186
Expenses for facilities	35,145,348
Expenses for contracted programs	78,980,417
Expenses for donation projects	13,162,152
Depreciation	1,755,420,665	214,088,484,746

General administrative expenses		12,801,844,700
Provision of allowance for loan losses		33,464,035
Miscellaneous losses		160,242,348

Total ordinary expenses			227,084,035,829
Ordinary revenues
Revenues from operational grants*		208,391,413,983
Revenues from grant aid		57,565,422,186
Revenues from contracted programs
Revenues from contracted programs from Japanese government and local governments	79,162,863	79,162,863

Revenues from interest on development projects		170,198
Revenues from emigration projects		96,626
Revenues from subsidy for facilities*		34,625,048
Revenues from expected amount to be granted from the national budget*		520,300
Donations*		13,162,152
Revenues from contra-accounts for provision for bonuses*		1,174,506,410
Revenues from contra-accounts for provision for retirement benefits*		996,111,652
Reversal of contra-accounts for assets*		1,682,215,868
Financial revenues
Interest income	5,562,802
Foreign exchange gains	194,640,489	200,203,291

Miscellaneous income		3,555,236,088

Total ordinary revenues			273,692,846,665

Ordinary income			46,608,810,836
Extraordinary losses
Loss on disposal of non-current assets		72,203,106
Loss on sales of non-current assets		2,768,892	74,971,998

Extraordinary income
Settlement revenues from operational grants*		24,488,155,790
Reversal of contra-accounts for assets*		84,506,723
Gain on sales of non-current assets		17,706,150	24,590,368,663

Net income			71,124,207,501

Reversal of reserve fund carried over from the previous Mid-term Objective period*			609,787,043

Total income for the current fiscal year			71,733,994,544

*    Accounts prepared in accordance with special accounting practices of incorporated administrative agencies.

Statement of Changes in Net Assets

(April 1, 2021-March 31, 2022)

General Account	(Unit: Yen)

	I Capital		II Capital surplus						III Retained earnings (Loss carried forward )
	Government investment	Total capital	Capital surplus	Accumulated other administrative service operation cost				Total capital surplus	Reserve fund carried over from the previous Mid-term Objective period	Reserve fund			Total retained earnings (Loss carried forward)	Total net assets
				Accumulated depreciation not included in expenses	Accumulated impairment losses not included in expenses	Accumulated interest expenses not included in expenses	Accumulated disposal and sale differential not included in expenses				Unappropriated income for the current fiscal year (Unappropriated loss for the current fiscal year)	Total income for the current fiscal year (Total loss for the current fiscal year)

Balance at the beginning of the fiscal year	62,452,442,661	62,452,442,661	6,635,254,987	(21,040,922,274)	(10,201,839)	(7,184,040)	(8,740,003,351)	(23,163,056,517)	1,381,863,754	10,592,406,721	1,615,447,832	—	13,589,718,307	52,879,104,451

Changes during the period

I Changes in capital during the period

Capital reduction due to payments to National Treasury for unnecessary property	(1,052,223,102)	(1,052,223,102)												(1,052,223,102)

II Changes in capital surplus during the period

Purchase of non-current assets			648,637,919					648,637,919	(17,261,923)				(17,261,923)	631,375,996

Sale and retirement of non-current assets				1,700,055,520			(2,275,613,805)	(575,558,285)						(575,558,285)

Depreciation				(1,079,690,257)				(1,079,690,257)						(1,079,690,257)

Increase in asset retirement obligations due to passage of time						59,965		59,965						59,965

Payments to National Treasury for unnecessary property			833,927,102					833,927,102						833,927,102

III Changes in retained earnings (loss carried forward) during the period

(1) Appropriation of income or loss

Increase in reserve fund derived from profit appropriation										1,615,447,832	(1,615,447,832)		—	—

(2) Others

Net income (Net loss)											71,124,207,501	71,124,207,501	71,124,207,501	71,124,207,501

Reversal of reserve fund carried over from the previous Mid-term Objective period									(609,787,043)		609,787,043	609,787,043	—	—

Total changes during the period	(1,052,223,102)	(1,052,223,102)	1,482,565,021	620,365,263	—	59,965	(2,275,613,805)	(172,623,556)	(627,048,966)	1,615,447,832	70,118,546,712	71,733,994,544	71,106,945,578	69,882,098,920

Balance at the end of the fiscal year	61,400,219,559	61,400,219,559	8,117,820,008	(20,420,557,011)	(10,201,839)	(7,124,075)	(11,015,617,156)	(23,335,680,073)	754,814,788	12,207,854,553	71,733,994,544	71,733,994,544	84,696,663,885	122,761,203,371

Statement of Cash Flows

(April 1, 2021 – March 31, 2022)

General Account

(Unit: Yen)
I. Cash flows from operating activities
Payments of operating expenses	(137,266,049,161)
Payments for grant aid	(59,739,168,782)
Payments for contracted programs	(267,283,049)
Payments of personnel expenses	(17,110,494,593)
Payments for other operations	(300,225,800)
Proceeds from operational grants	150,659,997,000
Proceeds from grant aid	51,824,930,863
Proceeds from contracted programs	119,209,465
Proceeds from interest on loans	271,629
Proceeds from donations	95,993,869
Proceeds from other operations	2,802,499,944

Subtotal	(9,180,318,615)
Interest income received	5,554,417
Payments to National Treasury	(12,156,850,263)

Net cash used in operating activities	(21,331,614,461)

II. Cash flows from investing activities
Payments for purchase of non-current assets	(3,060,721,554)
Proceeds from sales of non-current assets	30,574,584
Proceeds from subsidy for facilities	461,484,232
Proceeds from collection of loans	8,734,253
Payments into time deposits	(60,000,000,000)
Proceeds from time deposit refund	60,000,000,000
Proceeds from long-term deposits	216,000,000

Net cash used in investing activities	(2,343,928,485)

III. Cash flows from financing activities
Repayments of lease obligations	(116,183,124)

Net cash used in financing activities	(116,183,124)

IV. Effect of exchange rate changes on funds	258,624,179
V. Net increase (decrease) in funds	(23,533,101,891)
VI. Funds at the beginning of the fiscal year	285,765,077,064

VII. Funds at the end of the fiscal year	262,231,975,173

Basis of Presenting Financial Statements

The accompanying financial statements of JICA have been prepared in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, which are different in many respects as to application and disclosure requirements of accounting principles for business enterprises generally accepted in Japan.

Significant Accounting Policies

General Account

Effective the year ended March 31, 2022, JICA adopted the “Accounting Standards for Incorporated Administrative Agencies and Notes to Accounting Standards for Incorporated Administrative Agencies” (February 16, 2000 (Revised September 21, 2021), and the “Q&A on Accounting Standards for Incorporated Administrative Agencies and Notes to Accounting Standards for Incorporated Administrative Agencies” (August 2000 (Last revised March 2022)).

1. Revenue recognition method of operational grants

Revenue from operational grants is recognized based on the level of operational achievement.

The revenue recognition method based on term is applied for administrative operations except for the operations which have been specified as having a direct correlation between the operational achievement and operational grants.

The revenue from disaster relief operations, which are relief operations for unexpected disasters during the period, are difficult to estimate the budget and terms, as well as to specify a correlation between the operational achievement and operational grants, therefore it is recognized as the related expenses when incurred.

2. Depreciation method

(1) Tangible assets (except for leased assets)

Straight-line method

The useful lives of major assets are as follows:

Buildings:	1–50 years
Structures:	1–42 years
Machinery and equipment:	1–17 years
Vehicles:	2–6 years
Tools, furniture, and fixtures:	1–15 years

The estimated depreciation costs for specific depreciable assets (Accounting Standards for Incorporated Administrative Agencies No. 87) and specific removal costs, etc., associated with asset retirement obligations (Accounting Standards for Incorporated Administrative Agencies No. 91) are indirectly deducted from capital surplus and reported as Accumulated depreciation not included in expenses.

(2) Intangible assets (except for leased assets)

Straight-line method

Software used by JICA is depreciated over its useful life (5 years).

(3) Leased assets

Leased assets are depreciated by the straight-line method over the lease term. Depreciation for leased assets is calculated with zero residual value being assigned to the asset.

3. Provision for bonuses

Provision for bonuses is calculated and provided for based on estimated amounts of future payments attributable to the services that have been rendered by officers and employees applicable to the current fiscal year. Contra-accounts for provision for bonuses are equally accrued since the financial source is secured by operational grants.

4. Provision for retirement benefits

Provision for retirement benefits is calculated and provided for based on estimated amounts of future payments attributable to the retirement of employees, and is accrued in line with the retirement benefit obligations and estimated plan assets applicable to the fiscal year ended March 31, 2022. In calculating the retirement benefit obligations, the estimated amount of retirement benefit payments is attributed to the period based on the straight-line basis. The profit and loss appropriation method for actuarial differences and past service costs is as follows:

Actuarial differences are recognized as a lump-sum gain or loss in the fiscal year in which they occur.

Past service costs are recognized as a lump-sum gain or loss in the fiscal year in which they occur.

The financial source for lump-sum severance indemnities is secured by operational grants. The estimated amount of retirement benefits are reported as Provision for retirement benefits and Contra-accounts for provision for retirement benefits. Therefore an equal amount is accrued for both accounts. The financial source for defined benefit corporate pension plan insurance fees and reserve shortfall is secured by operational grants. Therefore an equal amount of Provision for retirement benefits is accrued as Contra-accounts for provision for retirement benefits.

5. Basis and standard for the accrual of allowance and loss contingencies

Allowance for loan losses

To provide for loan losses, JICA records the estimated amount of default as an allowance, taking into account the transition rate to delinquent loans for the ordinary loans. For doubtful loans, collectability is individually taken into consideration and the estimated amount of default is recorded as an allowance.

6. Standard and method for the valuation of inventories

Stored goods

Stored goods valuation is based on the lower of cost or market using the first-in, first-out (FIFO) method.

7. Translation standard for foreign currency-denominated assets and liabilities into yen

Foreign currency monetary claims and liabilities are translated into Japanese yen at the spot exchange rate at the balance sheet date. Exchange differences are recognized in profit or loss.

8. Standard for expected amount to be granted from the national budget

For the expenses related to facilities for which JICA receives a subsidy, the expected amount to be granted from the national budget in the upcoming fiscal years is reported as asset and revenue according to Accounting Standards for Incorporated Administrative Agencies No.84.

9. Accounting treatment for consumption taxes

Consumption taxes and local consumption taxes are included in transaction amounts.

10. Accounting principles and procedures to be adopted in cases where the accounting treatment is not clearly defined in the relevant accounting standards

Accounting treatment for grant aid

Funds received from the Japanese government for grant aid are recorded as Funds for grant aid in current liabilities at the time of receipt.

Subsequently, when funds are granted to the government of the recipient countries in accordance with their purposes, they are recorded in operating expenses as Expenses for grant aid. The same amount is transferred from current liabilities to Revenues from grant aid in ordinary income.

Notes to the financial statements

General Account

(Balance Sheet)

1. Donated funds for grant aid

Grant aid is received in the form of donated funds from the government of Japan. JICA administers this grant aid based on grant agreements with the government of the recipient country. At the end of the fiscal year 2021, the outstanding balance of unexecuted grant agreements stood at ¥300,843,352,336.

2. Assets acquired through the investment from the government to Incorporated Administrative Agency

Of accumulated other administrative service operation cost, the amount of assets acquired through the investment from the government is ¥24,186,634,150.

(Statement of Administrative Service Operation Cost)

1.	Cost being borne by the public for the operation of Incorporated Administrative Agency

Administrative service operation cost	¥228,814,196,404

Self-revenues, etc.	¥(3,865,737,368)

Opportunity cost	¥95,774,884

Cost being borne by the public for the operation of Incorporated Administrative Agency	¥225,044,233,920

2.	Method for computing opportunity cost

(1) Interest rate used to compute opportunity cost concerning government investment

0.210% with reference to the yield of 10-year fixed-rate Japanese government bonds at March 31, 2022.

(2) Method for computing opportunity cost for public officers temporarily transferred to JICA

Of the estimated increase in retirement allowance during service rendered in JICA, costs are calculated in accordance with JICA’s internal rules.

(Statement of Cash Flows)

The funds shown in the statement of cash flows consist of cash, deposit accounts, and checking accounts.

1. Breakdown of balance sheet items and ending balance of funds

(as of March 31, 2022)

Cash and deposits	¥268,231,975,173

Time deposits	¥(6,000,000,000)

Ending balance of funds	¥262,231,975,173

2. Description of significant non-cash transactions

(1) Assets acquired under finance leases

Tools, furniture, and fixtures	¥72,108,960

(Financial Instruments)

1. Status of financial instruments

The General Account’s fund management is limited to short-term deposits and public and corporate bonds while fund-raising consists mainly of operational grants approved by the competent minister. The General Account does not borrow from the government fund for Fiscal Investment and Loan Program (FILP), nor does it borrow funds from financial institutions or issue FILP Agency Bonds.

2. Fair value of financial instruments

Balance sheet amount, fair value, and difference at the balance sheet date are as follows:

			(Unit: Yen)
	Balance sheet amount	Fair value	Difference
(1) Cash and deposits	268,231,975,173	268,231,975,173	0

(2) Accounts payable	(30,716,822,945)	(30,716,822,945)	0

*Liabilities are shown in parentheses (    ).

(Note) Calculation method for fair value of financial instruments and matters concerning accounts payable

[1] Cash and deposits

Cash and deposits are valued at book value because fair value approximates book value since these items are settled in a short period of time.

[2] Accounts payable

Accounts payable are valued at book value because fair value approximates book value since these items are settled in a short period of time.

(Retirement benefits)

1. Overview of retirement benefit plans

To provide retirement benefits for employees, JICA has a defined benefit pension plan comprised of a defined benefit corporate pension plan and a lump-sum severance indemnity plan, and a defined contribution plan comprised of a defined contribution pension plan.

2. Defined benefit pension plan

(1) The changes in the retirement benefit obligation are as follows:

(Unit: Yen)

Retirement benefit obligation at the beginning of the fiscal year	23,191,516,023

Current service cost	957,147,281

Interest cost	119,756,184

Actuarial differences	130,327,007

Retirement benefit paid	(1,137,406,236)

Past service cost	0

Contribution by employees	58,908,877

Retirement benefit obligation at the end of the fiscal year	23,320,249,136

(2) The changes in the plan assets are as follows:

(Unit: Yen)

Plan assets at the beginning of the fiscal year	9,573,930,760

Expected return on plan assets	191,478,615

Actuarial differences	19,640,205

Contribution by the company	395,636,074

Retirement benefit paid	(370,190,046)

Contribution by employees	58,908,877

Plan assets at the end of the fiscal year	9,869,404,485

(3)	Reconciliation of the retirement benefit obligations and plan assets and provision for retirement benefits and prepaid pension expenses in the balance sheets

(Unit: Yen)

Funded retirement benefit obligation	10,110,876,764
Plan assets	(9,869,404,485)

Unfunded benefit obligations of funded pension plan	241,472,279
Unfunded benefit obligations of unfunded pension plan	13,209,372,372

Subtotal	13,450,844,651
Unrecognized actuarial differences	0
Unrecognized past service cost	0

Net amount of assets and liabilities in the balance sheets	13,450,844,651

Provision for retirement benefits	13,450,844,651
Prepaid pension expenses	0

Net amount of assets and liabilities in the balance sheets	13,450,844,651

(4) Components of retirement benefit expenses

(Unit: Yen)

Current service cost	957,147,281
Interest cost	119,756,184
Expected return on plan assets	(191,478,615)
Realized actuarial differences	110,686,802
Amortization of past service cost	0
Extraordinary additional retirement payments	0

Total	996,111,652

(5) Major components of plan assets

Percentages of components to the total are as follows:

Bonds	39%
Stocks	46%
General account of life insurance company	4%
Others	11%

Total	100%

(6) Method of determining the long-term expected rate of return on plan assets

The long-term expected rate of return on plan assets is determined based on components of plan assets, the actual historical returns, and market condition, etc.

(7) Assumptions used

Principal assumptions used in actuarial calculations at the end of the fiscal year

Discount rate	Defined benefit corporate pension plan	0.23%

	Retirement benefits	0.74%

Long-term expected rate of return on plan assets		2.00%

3. Defined contribution plan

The amount of contribution required to be made to the defined contribution plan is ¥44,905,418.

(Lease transactions)

1. Future minimum lease payments related to operating lease transactions

Future minimum lease payments due within one year of the balance sheet date	¥10,139,040

Future minimum lease payments corresponding to periods more than one year from the balance sheet date	¥0

2. The impact of the finance lease transactions on the profit or loss in the current fiscal year was ¥(1,404,095). Total income for the current fiscal year after the deduction of this amount was ¥71,735,398,639.

(Asset retirement obligations)

1. Overview of asset retirement obligations

In accordance with a building lease agreement, JICA has the obligation to restore the head office building to its original state. Restoration costs are reasonably estimated and recognized as asset retirement obligations.

2. Amount and calculation method of asset retirement obligations

The estimate for the asset retirement obligations assumes a five-year lease period for the projected period of use and a discount rate between (0.048)% and 0.529%.

3. Changes in the total amount of asset retirement obligations in the current fiscal year

(Unit: Yen)
Balance at the beginning of the fiscal year	401,053,484
Increase related to acquisition of tangible assets	—
Adjustment resulting from passage of time	(59,965)
Decrease due to settlement of asset retirement obligations	—
Balance at the end of the fiscal year	400,993,519

(Significant contractual liabilities)

As of March 31, 2022, contractual liabilities JICA is obligated to pay during the next fiscal year and thereafter totaled ¥3,051,323,417.

(Significant subsequent events)

N/A

The Accompanying Supplementary Schedules

General Account

(1)

Details of acquisition and disposal of non-current assets, depreciation (including depreciation not included in expenses, in accordance with “No. 87, Accounting for the Depreciation of Specific Depreciable Assets” and “No. 91, Accounting for Specific Removal Costs, etc., associated with Asset Retirement Obligations”), and accumulated impairment losses

(Unit: Yen)
Type		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Accumulated depreciation		Accumulated impairment losses		Net assets at the end of the period	Remarks
							Depreciation during the period		Impairment losses during the period

Tangible assets (Depreciation included in expenses)	Buildings	2,776,969,794	1,206,066,122	60,482,979	3,922,552,937	984,900,138	188,403,508	0	0	2,937,652,799
	Structures	211,879,269	25,209,816	0	237,089,085	106,631,609	16,007,159	0	0	130,457,476
	Machinery and equipment	198,005,878	2,286,092	9,132,188	191,159,782	114,413,048	19,562,074	0	0	76,746,734
	Vehicles	2,061,884,197	587,694,648	299,541,184	2,350,037,661	1,424,181,089	253,999,914	0	0	925,856,572
	Tools, furniture, and fixtures	1,831,968,471	466,206,193	259,729,519	2,038,445,145	1,116,212,701	223,679,723	0	0	922,232,444
	Total	7,080,707,609	2,287,462,871	628,885,870	8,739,284,610	3,746,338,585	701,652,378	0	0	4,992,946,025

Tangible assets (Depreciation not included in expenses)	Buildings	40,037,814,506	1,901,352,992	2,188,936,635	39,750,230,863	19,104,073,907	1,059,012,014	0	0	20,646,156,956
	Structures	1,380,037,741	44,397,762	52,455,976	1,371,979,527	1,053,478,449	20,365,403	0	0	318,501,078
	Machinery and equipment	54,944,634	1,737,359	0	56,681,993	48,329,112	312,840	0	0	8,352,881
	Vehicles	454,646,353	0	451,657,626	2,988,727	2,689,854	0	0	0	298,873
	Tools, furniture, and fixtures	385,047,314	0	23,466,732	361,580,582	174,808,606	0	0	0	186,771,976
	Total	42,312,490,548	1,947,488,113	2,716,516,969	41,543,461,692	20,383,379,928	1,079,690,257	0	0	21,160,081,764

Tangible assets (Non-depreciable assets)	Land	14,177,935,458	0	0	14,177,935,458	0	0	8,710,639	0	14,169,224,819
	Construction in progress	992,905,703	441,878,598	968,419,500	466,364,801	0	0	0	0	466,364,801
	Total	15,170,841,161	441,878,598	968,419,500	14,644,300,259	0	0	8,710,639	0	14,635,589,620

Total tangible assets	Buildings	42,814,784,300	3,107,419,114	2,249,419,614	43,672,783,800	20,088,974,045	1,247,415,522	0	0	23,583,809,755
	Structures	1,591,917,010	69,607,578	52,455,976	1,609,068,612	1,160,110,058	36,372,562	0	0	448,958,554
	Machinery and equipment	252,950,512	4,023,451	9,132,188	247,841,775	162,742,160	19,874,914	0	0	85,099,615
	Vehicles	2,516,530,550	587,694,648	751,198,810	2,353,026,388	1,426,870,943	253,999,914	0	0	926,155,445
	Tools, furniture, and fixtures	2,217,015,785	466,206,193	283,196,251	2,400,025,727	1,291,021,307	223,679,723	0	0	1,109,004,420
	Land	14,177,935,458	0	0	14,177,935,458	0	0	8,710,639	0	14,169,224,819
	Construction in progress	992,905,703	441,878,598	968,419,500	466,364,801	0	0	0	0	466,364,801
	Total	64,564,039,318	4,676,829,582	4,313,822,339	64,927,046,561	24,129,718,513	1,781,342,635	8,710,639	0	40,788,617,409

Intangible assets (Depreciation included in expenses)	Trademark rights	7,444,573	0	0	7,444,573	7,024,944	239,786	0	0	419,629
	Software	5,207,301,531	416,812,695	0	5,624,114,226	2,775,934,685	1,053,528,501	0	0	2,848,179,541
	Total	5,214,746,104	416,812,695	0	5,631,558,799	2,782,959,629	1,053,768,287	0	0	2,848,599,170

Intangible assets (Depreciation not included in expenses)	Trademark rights	1,139,550	0	0	1,139,550	1,139,550	0	0	0	0
	Total	1,139,550	0	0	1,139,550	1,139,550	0	0	0	0

Intangible assets (Non-depreciable assets)	Trademark rights	0	3,845,985	0	3,845,985	0	0	0	0	3,845,985
	Telephone subscription rights	3,278,100	0	0	3,278,100	0	0	1,491,200	0	1,786,900
	Software in progress	124,312,907	262,688,170	91,138,754	295,862,323	0	0	0	0	295,862,323
	Total	127,591,007	266,534,155	91,138,754	302,986,408	0	0	1,491,200	0	301,495,208

Total intangible assets	Trademark rights	8,584,123	3,845,985	0	12,430,108	8,164,494	239,786	0	0	4,265,614
	Telephone subscription rights	3,278,100	0	0	3,278,100	0	0	1,491,200	0	1,786,900
	Software	5,207,301,531	416,812,695	0	5,624,114,226	2,775,934,685	1,053,528,501	0	0	2,848,179,541
	Software in progress	124,312,907	262,688,170	91,138,754	295,862,323	0	0	0	0	295,862,323
	Total	5,343,476,661	683,346,850	91,138,754	5,935,684,757	2,784,099,179	1,053,768,287	1,491,200	0	3,150,094,378

Investments and other assets	Long-term deposits	218,000,000	0	216,000,000	2,000,000	0	0	0	0	2,000,000
	Long-term loans for development projects	65,000,000	0	6,500,000	58,500,000	0	0	0	0	58,500,000
	Long-term loans for emigration projects	9,433,269	11,212,588	3,595,037	17,050,820	0	0	0	0	17,050,820
	Allowance for loan losses (non-current)	(7,940,606)	(16,941,688)	(7,940,606)	(16,941,688)	0	0	0	0	(16,941,688)
	Claims probable in bankruptcy, claims probable in rehabilitation, and other pertaining to loans for emigration projects	307,896,040	234,478	4,998,203	303,132,315	0	0	0	0	303,132,315
	Allowance for loan losses (non-current)	(307,896,040)	(303,132,315)	(307,896,040)	(303,132,315)	0	0	0	0	(303,132,315)
	Long-term prepaid expenses	22,014,106	4,827,240	20,179,946	6,661,400	0	0	0	0	6,661,400
	Expected amount to be granted from the national budget	25,034,395	520,300	25,034,395	520,300	0	0	0	0	520,300
	Long-term guarantee deposits	1,635,028,260	72,376,614	40,075,487	1,667,329,387	0	0	0	0	1,667,329,387
	Contra-accounts for provision for retirement benefits	13,617,585,263	996,111,652	1,162,852,264	13,450,844,651	0	0	0	0	13,450,844,651
	Total	15,584,154,687	765,208,869	1,163,398,686	15,185,964,870	0	0	0	0	15,185,964,870

(Note)   Contra-accounts for provision for retirement benefits is described in No. 4 of Significant Accounting Policies.

General Account

(2) Details of inventories

							(Unit: Yen)

Type	Balance at the beginning of the period	Increase during the period		Decrease during the period		Balance at the end of the period	Remarks
		Purchase, manufacturing and transfer for the current fiscal year	Others	Delivery and transfer	Others

Stored goods	300,120,972	80,802,623	0	94,740,690	0	286,182,905

Stockpile	300,120,972	80,802,623	0	94,740,690	0	286,182,905

Japan	51,423,676	0	0	0	0	51,423,676

USA	32,453,867	55,080,394	0	19,709,721	0	67,824,540

Republic of Singapore	130,022,509	21,590,799	0	27,502,303	0	124,111,005

Republic of Ghana	2,137,520	0	0	2,137,520	0	0

UAE	73,247,560	0	0	40,490,836	0	32,756,724

Republic of Palau	5,845,334	4,131,430	0	4,900,310	0	5,076,454

Republic of Marshall Islands	4,990,506	0	0	0	0	4,990,506

Payments for uncompleted contracted programs	147,397,074	347,653,190	0	159,136,740	0	335,913,524

Total	447,518,046	428,455,813	0	253,877,430	0	622,096,429

General Account

(3) Details of loans

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period	Remarks
			Collection	Others

Other short-term loans

Loans for development projects	6,500,000	6,500,000	6,500,000	0	6,500,000

Loans for emigration projects	371,746	47,581	137,268	227,465	54,594

Subtotal	6,871,746	6,547,581	6,637,268	227,465	6,554,594

Other long-term loans

Loans for development projects	65,000,000	0	0	6,500,000	58,500,000

Loans for emigration projects	317,329,309	11,447,066	1,949,429	6,643,811	320,183,135

Subtotal	382,329,309	11,447,066	1,949,429	13,143,811	378,683,135

Total	389,201,055	17,994,647	8,586,697	13,371,276	385,237,729

(Note)	“Others” shown under “Decrease during the period” is due to transfer from long-term to short-term loans, debt relief/reduction, year-end translation difference, etc.

General Account

(4) Details of provisions

(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period	Remarks
			Intended use	Others

Provision for bonuses	1,211,186,648	1,174,506,410	1,211,186,648	0	1,174,506,410

Total	1,211,186,648	1,174,506,410	1,211,186,648	0	1,174,506,410

General Account

(5) Details of allowance for loan losses, etc.

							(Unit: Yen)
Classification	Balance of loans, etc.			Balance of allowance for loan losses			Remarks
	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period

(Development projects)

Short-term loans for development projects	6,500,000	0	6,500,000	0	0	0

Ordinary loans	6,500,000	0	6,500,000	0	0	0	Breakdown of the preservation of claims for the Year-end balance of loans is as follows: Joint and several guarantee ¥6,500,000

Long-term loans for development projects	65,000,000	(6,500,000)	58,500,000	0	0	0

Ordinary loans	65,000,000	(6,500,000)	58,500,000	0	0	0	Breakdown of the preservation of claims for the Year-end balance of loans is as follows: Joint and several guarantee ¥58,500,000

(Development projects in total)	71,500,000	(6,500,000)	65,000,000	0	0	0

(Emigration projects)

Short-term loans for emigration projects	371,746	(317,152)	54,594	55,948	(47,743)	8,205

Ordinary loans	371,746	(317,152)	54,594	55,948	(47,743)	8,205

Long-term loans for emigration projects	317,329,309	2,853,826	320,183,135	315,836,646	4,237,357	320,074,003

Ordinary loans	1,757,107	(1,628,672)	128,435	264,444	(245,141)	19,303

Doubtful loans	7,676,162	9,246,223	16,922,385	7,676,162	9,246,223	16,922,385

Claims probable in bankruptcy, claims probable in rehabilitation, and other	307,896,040	(4,763,725)	303,132,315	307,896,040	(4,763,725)	303,132,315

(Emigration projects in total)	317,701,055	2,536,674	320,237,729	315,892,594	4,189,614	320,082,208

Total	389,201,055	(3,963,326)	385,237,729	315,892,594	4,189,614	320,082,208

(Note)	Standard for appropriation of allowance for loan losses is described in No. 5 of Significant Accounting Policies.

General Account

(6) Details of provision for retirement benefits

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Total retirement benefit obligations	23,191,516,023	1,266,139,349	1,137,406,236	23,320,249,136
Retirement benefits	13,022,685,586	953,902,976	767,216,190	13,209,372,372
Defined benefit corporate pension plan	10,168,830,437	312,236,373	370,190,046	10,110,876,764
Unrecognized past service cost and unrecognized actuarial differences	0	0	0	0
Plan assets	9,573,930,760	665,663,771	370,190,046	9,869,404,485
Provision for retirement benefits	13,617,585,263	600,475,578	767,216,190	13,450,844,651

General Account

(7) Details of asset retirement obligations

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Obligations of restoration to original state based on a building lease agreement	401,053,484	0	59,965	400,993,519	Specified expenses in Accounting Standards for Incorporated Administrative Agencies No. 91

General Account

(8) Details of capital surplus

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Facility expenses	3,551,142,912	631,375,996	0	4,182,518,908	Increase due to acquisition of non-current assets
Operational grants	98,208,983	0	0	98,208,983
Donations and others	2,000,000	0	0	2,000,000
Capital reduction	2,771,220,202	833,927,102	0	3,605,147,304	Increase due to sale of inherited assets
Specified assets in Accounting Standards for Incorporated Administrative Agencies No.87	(122,494,000)	0	0	(122,494,000)
Lease contracts	(113,690,859)	0	0	(113,690,859)
Reserve fund carried over from the previous Mid-term Objective period	448,867,749	17,261,923	0	466,129,672	Increase due to acquisition of non-current assets
Total	6,635,254,987	1,482,565,021	0	8,117,820,008

General Account

(9) Details of operational grant liabilities, transfer for the current period, etc.

1. Details of changes in operational grant liabilities

(Unit: Yen)

Balance at the beginning of the period	Operational grants for the current period	Transfer for the current period				Offset by contra- accounts for provision	Balance at the end of the period
		Revenues from operational grants	Contra-accounts for assets funded by operational grants	Capital surplus	Subtotal
86,927,336,617	150,659,997,000	232,879,569,773	2,333,724,932	0	235,213,294,705	2,374,038,912	0

2. Details of the transfer amount from operational grant liabilities and the main usage

(1) Details of the transfer amount to operational grant revenue and the main usage			(Unit: Yen)

Classification	Revenues from operational grants	Main usages of operational grants
		Expenses	Main usages
Transfer based on operation achievement method
Priority development cooperation issues	167,263,345,634	130,890,727,403	Personnel expenses: ¥12,125,470,433, Outsourcing expenses: ¥64,421,182,082, Other expenses: ¥54,344,074,888
Partnerships with the private sector	7,524,387,359	3,774,367,562	Personnel expenses: ¥346,817,852, Outsourcing expenses: ¥2,248,318,079, Other expenses: ¥1,179,231,631
Partnerships with various development partners	16,034,090,269	12,941,864,533	Personnel expenses: ¥1,190,289,252, Outsourcing expenses: ¥4,136,698,543, Other expenses: ¥7,614,876,738
Strengthen foundations for operational implementation	4,338,719,672	4,295,383,820	Personnel expenses: ¥514,690,587, Fees paid to experts: ¥2,088,385,206, Other expenses: ¥1,692,308,027
Common	233,741,810	34,601,190	Personnel expenses: ¥34,601,190
Transfer based on term method
Common	12,104,353,956	11,676,218,571	Personnel expenses: ¥2,924,573,324, Rents: ¥935,642,499, Other expenses: ¥7,816,002,748
Transfer based on the related expenses are incurred
Disaster relief activities	892,775,283	892,775,283	Outsourcing expenses: ¥291,443,338, Rents: ¥51,401,067, Other expenses: ¥549,930,878
Transfer amount based on Paragragh 4 Article 81 of Accounting Standards for Incorporated Administrative Agencies	24,488,155,790	—
Total	232,879,569,773	164,505,938,362

(2) Details of transfer amount to contra-accounts for assets funded by operational grants and main usages	(Unit: Yen)

Segment	Transfer amount to contra-accounts for assets funded by operational grants
	Transfer amount	Main usages
Priority development cooperation issues	1,340,404,031	Facilities attached to buildings: ¥400,092,841 Buildings: ¥223,294,615 Others: ¥717,016,575
Partnerships with the private sector	32,262,820	Facilities attached to buildings: ¥10,122,009 Software in progress: ¥6,199,842 Others: ¥15,940,969
Partnerships with various development partners	138,432,235	Facilities attached to buildings: ¥34,739,037 Tools, furniture, and fixtures: ¥31,071,483 Others: ¥72,621,715
Strengthen foundations for operational implementation	239,425,481	Tools, furniture, and fixtures: ¥113,425,124 Stored goods: ¥80,802,623 Others: ¥45,197,734
Common	583,200,365	Facilities attached to buildings: ¥315,308,838 Software: ¥219,417,116 Others: ¥48,474,411
Total	2,333,724,932

3. Details of offset by contra-accounts for provision		(Unit: Yen)
Segment	Offset by provision of allowance
	Offset amount	Details of offset
Priority development cooperation issues	1,167,925,358	Contra-accounts for provision for bonuses: ¥875,324,014 Contra-accounts for provision for retirement benefits: ¥292,601,344
Partnerships with the private sector	33,405,497	Contra-accounts for provision for bonuses:¥25,036,389 Contra-accounts for provision for retirement benefits: ¥8,369,108
Partnerships with various development partners	117,639,541	Contra-accounts for provision for bonuses: ¥88,916,512 Contra-accounts for provision for retirement benefits: ¥28,723,029
Strengthen foundations for operational implementation	97,536,051	Contra-accounts for provision for bonuses: ¥74,876,814 Contra-accounts for provision for retirement benefits: ¥22,659,237
Common	957,532,465	Contra-accounts for provision for bonuses: ¥147,032,919 Contra-accounts for provision for retirement benefits: ¥810,499,546
Total	2,374,038,912

4. Details of the balance of operational grant liabilities		(Unit: Yen)
Balance of operational grant liabilities		Reasons for the accrual of balance and revenue generation plan
Balance in relation to operations to which the revenue recognition method based on operation achievement is applied	0	The balance of operational grant liabilities is not carried forward to the next fiscal year.
Balance in relation to operations to which the revenue recognition method based on term is applied	0	The balance of operational grant liabilities is not carried forward to the next fiscal year.
Balance in relation to operations to which the revenue recognition method based on incurred expenses is applied	0	The balance of operational grant liabilities is not carried forward to the next fiscal year.
Undistributed amount, etc.	0	The balance of operational grant liabilities is not carried forward to the next fiscal year.
Total	0

General Account

(10) Details of facility expenses

(Unit: Yen)

		Breakdown of the accounting treatment mentioned on the left side				Remarks
Classification	Amount granted in the current period	Contra-accounts for construction in progress funded by subsidy for facilities	Capital surplus	Revenues from subsidy for facilities	Expected amount to be granted from the national budget

Program to improve domestic offices	712,360,039	21,324,600	631,375,996	34,625,048	25,034,395

Total	712,360,039	21,324,600	631,375,996	34,625,048	25,034,395

General Account

(11) Details of remunerations and salaries of officers and employees

(Unit: Thousands of yen, persons)

Classification	Remunerations or salaries		Retirement benefits
	Payment amount	Number of people	Payment amount	Number of people

Officers	188,509	13	8,202	3

Employees	16,122,208	2,024	793,616	104

Total	16,310,717	2,037	801,817	107

(Notes)

1. Payment standard of remunerations and retirement benefits to officers

Remunerations and retirement benefits to officers are paid based on “Rules on Remuneration for Officers” and “Rules on Retirement Benefits for Officers” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

2. Payment standard of salaries and retirement benefits to employees

Salaries and retirement benefits to employees are paid based on “Rules on Salaries for Employees” and “Rules on Retirement Benefits for Employees” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

3. Number of people As for the number of people to whom remunerations or salaries are paid, the average number of JICA officers and employees during the period is used.

4. Others There are no part-time officers or employees classified as external members.

General Account

(12) Segment information to be disclosed

										(Unit: Yen)

Classification	(1) Priority development cooperation issues	(2) Partnerships with the private sector	(3) Partnerships with various development partners	(4) Strengthen foundations for operational implementation	(5) Grant aid	(6) Contracted programs	(7) Other operations	Subtotal	(8) Corporate common expenses, etc.	Total
I. Administrative service operation cost
Expenses in the statement of income	132,260,109,876	3,782,959,800	12,983,231,305	5,614,052,997	57,565,422,186	78,980,417	13,162,152	212,297,918,733	14,861,089,094	227,159,007,827
Other administrative service operation costs
Depreciation not included in expenses	—	—	—	—	—	—	—	—	1,079,690,257	1,079,690,257
Interest expenses not included in expenses	—	—	—	—	—	—	—	—	(59,965)	(59,965)
Disposal and sale differential not included in expenses	—	—	—	—	—	—	—	—	575,558,285	575,558,285
Total other administrative service operation costs	—	—	—	—	—	—	—	—	1,655,188,577	1,655,188,577
Administrative service operation cost	132,260,109,876	3,782,959,800	12,983,231,305	5,614,052,997	57,565,422,186	78,980,417	13,162,152	212,297,918,733	16,516,277,671	228,814,196,404
II. Cost being borne by the public for the operation of Incorporated Administrative Agency	131,992,950,332	3,782,959,800	12,969,363,849	5,614,052,997	57,565,422,186	(182,446)	0	211,924,566,718	13,119,667,202	225,044,233,920
III. Operating expenses, revenues, and profits and losses
Operating expenses	132,260,109,876	3,782,959,800	12,983,231,305	5,614,052,997	57,565,422,186	78,980,417	13,162,152	212,297,918,733	35,145,348	212,333,064,081
Outsourcing expenses	64,421,182,082	2,248,318,079	4,136,698,543	960,333,707	0	4,839,412	4,720,197	71,776,092,020	25,965,224	71,802,057,244
Fees paid to experts	19,028,512,760	537,841,462	3,030,120,846	2,088,385,206	0	8,883,479	3,636,758	24,697,380,511	0	24,697,380,511
Personnel expenses	12,125,470,433	346,817,852	1,190,289,252	514,690,587	0	0	0	14,177,268,124	0	14,177,268,124
Rents	2,619,121,202	74,913,216	257,104,401	111,173,998	0	0	0	3,062,312,817	0	3,062,312,817
Fund provision	0	0	0	0	57,565,422,186	0	0	57,565,422,186	0	57,565,422,186
Other expenses	34,065,823,399	575,069,191	4,369,018,263	1,939,469,499	0	65,257,526	4,805,197	41,019,443,075	9,180,124	41,028,623,199
General administrative expenses	—	—	—	—	—	—	—	—	12,801,844,700	12,801,844,700
Fees paid to experts	—	—	—	—	—	—	—	—	696,882,564	696,882,564
Personnel expenses	—	—	—	—	—	—	—	—	2,959,174,514	2,959,174,514
Rents	—	—	—	—	—	—	—	—	935,642,499	935,642,499
Other expenses	—	—	—	—	—	—	—	—	8,210,145,123	8,210,145,123
Depreciation	—	—	—	—	—	—	—	—	1,755,420,665	1,755,420,665
Provision of allowance for loan losses	—	—	—	—	—	—	—	—	33,464,035	33,464,035
Miscellaneous losses	0	0	0	0	0	0	0	0	160,242,348	160,242,348
Total	132,260,109,876	3,782,959,800	12,983,231,305	5,614,052,997	57,565,422,186	78,980,417	13,162,152	212,297,918,733	14,786,117,096	227,084,035,829

Operating revenues
Revenues from operational grants	167,263,345,634	7,524,387,359	16,034,090,269	5,231,494,955	0	0	0	196,053,318,217	12,338,095,766	208,391,413,983
Revenues from grant aid	0	0	0	0	57,565,422,186	0	0	57,565,422,186	0	57,565,422,186
Revenues from contracted programs	0	0	0	0	0	79,162,863	0	79,162,863	0	79,162,863
Revenues from interest on development projects	0	0	0	0	0	0	0	0	170,198	170,198
Revenues from emigration projects	0	0	0	0	0	0	0	0	96,626	96,626
Revenue from subsidy for facilities	0	0	0	0	0	0	0	0	34,625,048	34,625,048
Revenues from expected amount to be granted from the national budget	0	0	0	0	0	0	0	0	520,300	520,300
Donations	0	0	0	0	0	0	13,162,152	13,162,152	0	13,162,152
Reversal of contra-accounts for assets	0	0	0	94,263,830	0	0	0	94,263,830	1,587,952,038	1,682,215,868
Revenues from contra-accounts for provision for bonuses	0	0	0	0	0	0	0	0	1,174,506,410	1,174,506,410
Revenues from contra-accounts for provision for retirement benefits	0	0	0	0	0	0	0	0	996,111,652	996,111,652
Financial revenues	0	0	0	0	0	0	0	0	200,203,291	200,203,291
Miscellaneous income	267,159,544	0	13,867,456	0	0	0	0	281,027,000	3,274,209,088	3,555,236,088
Total	167,530,505,178	7,524,387,359	16,047,957,725	5,325,758,785	57,565,422,186	79,162,863	13,162,152	254,086,356,248	19,606,490,417	273,692,846,665

Operating income or loss	35,270,395,302	3,741,427,559	3,064,726,420	(288,294,212)	0	182,446	0	41,788,437,515	4,820,373,321	46,608,810,836

IV. Extraordinary income or losses, etc.
Extraordinary losses	0	0	0	0	0	0	0	0	74,971,998	74,971,998
Extraordinary income	0	0	0	0	0	0	0	0	24,590,368,663	24,590,368,663
Net income or loss	35,270,395,302	3,741,427,559	3,064,726,420	(288,294,212)	0	182,446	0	41,788,437,515	29,335,769,986	71,124,207,501
Reversal of reserve fund carried over from the previous Mid-term Objective period	587,720,373	429,757	20,999,138	637,775	0	0	0	609,787,043	0	609,787,043
Total income or loss for the current year	35,858,115,675	3,741,857,316	3,085,725,558	(287,656,437)	0	182,446	0	42,398,224,558	29,335,769,986	71,733,994,544

V. Total assets
Cash and deposits	0	0	0	0	178,252,686,123	190,058,215	3,375,890,525	181,818,634,863	86,413,340,310	268,231,975,173
Advance payments	20,018,572,482	510,251,253	2,358,184,986	76,446,483	0	0	0	22,963,455,204	0	22,963,455,204
Buildings	0	0	0	0	0	0	0	0	23,583,809,755	23,583,809,755
Other assets	725,968,247	4,817,210	82,652,468	289,344,746	186,110	356,361,069	65,200,574	1,524,530,424	40,308,625,424	41,833,155,848
Total	20,744,540,729	515,068,463	2,440,837,454	365,791,229	178,252,872,233	546,419,284	3,441,091,099	206,306,620,491	150,305,775,489	356,612,395,980

(Note)1. Segment classification and main descriptions

Operations are classified into six segments in accordance with descriptions of the Mid-term Plan based on operations specified in Article 13 of the Act of the Incorporated Administrative Agency—Japan International Cooperation Agency.

Operations in relation to donations and operations prescribed in Article 13 are organized as other operations.

1) Priority development cooperation issues

2) Partnerships with the private sector

3) Partnerships with various development partners

4) Strengthen foundations for operational implementation

5) Grant aid

6) Contracted programs

2. Disclosure of operating expenses

Operating expenses are classified in Operating expenses in the Statement of Income according to their nature. Items that account for less than 5% of the total amount allocated to each segment are included in Other expenses.

The relationship between Operating expenses in this list and Operating expenses in the Statement of Income is as follows:

1) Priority development cooperation issues: amount of expenses for priority sectors and region

2) Partnerships with the private sector: amount of expenses for private sector partnership

3) Partnerships with various development partners: amount of expenses for domestic partnerships

4) Strengthen foundations for operational implementation: amount of expenses for other operations

5) Grant aid: amount of expenses for grant aid

6) Contracted programs: amount of expenses for contracted programs

7) Other operations: amount of expenses for donation projects

8) Corporate common expenses, etc.: amounts of facility expenses

(2) Personnel expenses and Rents which are recorded in Administrative service operation cost and General administrative expenses that have been classified as corporate common expenses, etc. cannot be allocated to each segment due to the following reasons:

1) Personnel expenses: employees are in charge of several operations and their involvement in each operation is not uniform.

2) Rents: a wide variety of buildings are included in target property and they are used for multiple operations.

3. Assets are listed in accordance with the accounts in the balance sheet. Items that account for less than 5% of total assets are included in other assets.

4. Because Operating expenses for 1) Priority development cooperation issues and 3) Partnerships with various development partners are financed not only by operational grants but also by revenues from operations, the corresponding amounts are shown as Miscellaneous income, etc. in Operating revenues.

5. “–” is shown in the columns of items which have been allocated only to corporate common expenses, etc., because they cannot be allocated to individual segments.

General Account

(13) Details of grant-in-aid for scientific research

			(Unit: Yen)
Classification	Amounts granted in the current period	Number of the projects	Remarks
Grant-in-Aid for Scientific Research on Innovative Area	(150,000) 45,000	1	Japan Society for the Promotion of Science Grant-in-Aid for Scientific Research
Grant-in-Aid for Scientific Research B	(450,000) 135,000	1
Grant-in-Aid for Scientific Research C	(1,300,000) 1,920,000	2
Grant-in-Aid for Young Scientists	(900,000) 1,830,000	2
Total	(2,800,000) 3,930,000	6

(Note)	Amounts granted in the current period indicate the amounts equivalent to indirect expenses. The amounts equivalent to direct expenses are indicated in parentheses ( ).

General Account

(14) Details of main assets and liabilities other than those mentioned above

1. Cash and deposits

			(Unit:Yen)
Classification		Amount	Remarks

Cash		2,719,449

Cash in foreign currency		32,417,059

Deposit accounts		255,753,924,829

Checking accounts		4,737,081

Deposit accounts in foreign currency		187,031,734

Checking accounts in foreign currency		6,251,145,021

Time deposits		6,000,000,000

Total		268,231,975,173
2. Advance payments
			(Unit: Yen)
Classification	Amount	Counterparty	Remarks
Operating expenses	22,963,455,204	Nippon Koei Co., Ltd. and others
Total	22,963,455,204

3. Funds for grant aid			(Unit: Yen)
Classification	Amount	Counterparty	Remarks

Funds for grant aid	178,252,872,233	Republic of the Union of Myanmar and others
Total	178,252,872,233
4. Accounts payable
			(Unit: Yen)
Classification	Amount	Counterparty	Remarks

Operating expenses	25,200,167,970	Nippon Koei Co., Ltd. and others

General administrative expenses	3,828,994,404	Accenture Japan Ltd and others

Expenses for contracted programs	432,354	ManpowerGroup Co., Ltd. and others

Expenses for donation projects	534,100	Individual persons

Subsidy for facilities	1,486,944,515	Fujiko Co., Ltd. and others

Others	199,749,602	Oriental Consultants Global Co., Ltd. and others
Total	30,716,822,945

General Account

(15) Details of relevant public interest corporations

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)

Items	Japan Overseas Cooperative Association				The Association of Nikkei & Japanese Abroad
Outline of operations

(1)  International cooperative activities in developing countries and activities pertaining to the promotion, promulgation, and edification of international exchange and global understanding.

(2)  Assistance for postdisaster restoration and peace-building activities.

(3)  Activities pertaining to cooperation and collaboration with international and domestic support agencies, international cooperation associations, and other institutions.

(4)  Activities pertaining to support for the development of a multicultural symbiotic society and vitalization and internationalization of societies.

(5)  Activities to support integrated community building and human resource development involving various sectors for the purpose of regional revitalization in cooperation in local communities.

1. Planning, support on coordination and implementation of project for the purpose of integrated community building including various sectors such as education, welfare service and industrial promotion

2. Category II social welfare services prescribed in article 2 of the Social Welfare Act

(a)  Based on Child Welfare Act:

-  day care services for handicapped children

-  consultation services for handicapped children

-  after-school child sound upbringing services

-  regional base services of the child care support

-  nursery center management services

(b) Based on act on Social Welfare for the Elderly

-  senior in-home care services

-  senior day-services

(c)  Based on act to comprehensively support daily and social lives of persons with disabilities

-  welfare services for persons with disabilities

-  consultation support services

-  services to support regional life

-  management of community activity support centers

3. Human resource development and training

(6)  Other activities necessary to achieve the objectives of the Association.

(1)   Support and promulgation of economic, cultural, educational, and social activities in cooperation with overseas and domestic Japan-related organizations or by itself.

(2)   Cooperation pertaining to carrying out of international cooperative activities and international exchange activities.

(3)   Collaboration with municipalities and international exchange associations

(4)   Promulgation both at home and abroad of research outcomes and knowledge regarding activities pertaining international cooperation and international exchange endeavors

(5)   Provision of information and collaboration regarding migration and overseas expansion of businesses

(6)   Establishment and operation of centers for Japanese abroad

(7)   Consultations and intermediation for and regarding Japanese abroad

(8)   Publicity of and edification regarding situations in Japan

(9)   Organizing of the convention of Nikkei and Japanese abroad

(10)  Edification regarding investment from overseas, investment overseas, and businesses

(11)  Other activities necessary for the fulfillment of public good

Name of officers	Number of officers: 9 Representative Director and President: Ryosei Oya Board member: Kazuto Kitano (Former Director General of the Nihonmatsu Training Center of JICA)				Number of officers: 16 Representative Director and President: Shinji Hirai

Association chart on transactions between relevant public interest corporations and JICA
Japan Overseas Cooperative Association
	JICA				JICA		The Association of Nikkei & Japanese Abroad

		(Operation Consignment)				(Operation Consignment)

Assets		3,508,727,918 yen					187,082,351 yen

Liabilities		1,740,784,593 yen					139,905,799 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the fiscal year		1,235,142,801 yen					44,170,863 yen

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	0 yen			- Subsidy received, etc.		0 yen

- Other revenues	- Other revenues	2,621,877,409 yen			- Other revenues		333,973,756 yen

¡ Expenses	¡ Expenses	2,655,434,469 yen			¡ Expenses		331,962,567 yen

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	566,357,584 yen			- Subsidy received, etc.		0 yen

- Other revenues	- Other revenues	0 yen			- Other revenues		3,000,000 yen

¡ Expenses	¡ Expenses	0 yen			¡ Expenses		2,005,500 yen

Balance of net assets at the end of the fiscal year		1,767,943,325 yen					47,176,552 yen

(Statement of activities)

Balance of net assets at the beginning of the fiscal year		-					-

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Net balance of revenues and expenditures for the current period		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 247,898,273 yen, Accounts receivable: N/A				Accounts payable: 40,139,216 yen, Accounts receivable: 163,375 yen

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	2,225,312,429 yen			Total operating revenues:	323,173,972 yen
	(Breakdown: JICA transactions		1,081,210,084 yen	48.6%)	(Breakdown: JICA transactions			218,686,563 yen	67.7%)
	Competitive contract (		1,050,590,779 yen	97.2%)	Competitive contract	(		26,151,601 yen	12.0%)
	Planning competition and public selection (		17,561,448 yen	1.6%)	Planning competition and public selection	(		36,600,679 yen	16.7%)
	Non-competitive negotiated contracts (		0 yen	0.0%)	Non-competitive negotiated contracts	(		155,702,483 yen	71.2%)
	Other (		13,057,857 yen	1.2%)	Other	(		231,800 yen	0.1%)

	(Note 1) The above amount pertains to the period from April 1, 2020, through March 31, 2021.				(Note 1) The above amount pertains to the period from April 1, 2020, through March 31, 2021.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)

Items	Kitakyushu International Techno-Cooperative Association				Pacific Resource Exchange Center
Outline of operations

(1)   Development of necessary research studies and educational curriculums, creation and undertaking of training programs, dispatch of experts, and transfer of technologies overseas

(2)   Planning and undertaking of activities to promote international goodwill

(3)   Planning and undertaking of other activities for the purpose of fulfilling the aims of this association

(1)   Fostering human resources to contribute mainly to the growth of developing countries, etc.

(2)   Economic, cultural, and personal exchange activities mainly with developing countries, etc.

(3)   Cultivating human resources tasked with economic, cultural, and personal exchange activities mainly with developing countries.

(4)   Gathering information and research/study related to economic cooperation

(5)   Public awareness and publicity concerning the aforementioned activities

(6)   Other activities necessary for the achievement of objectives of this corporate body

Name of officers	Number of officers: 12 President: Ikuya Yamamoto				Number of officers: 19 Representative Director and President: Kiyoshi Otsubo

Association chart on transactions between relevant public interest corporations and JICA
		Kitakyushu International Techno- Cooperative Association					Pacific Resource Exchange Center
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		652,124,664 yen					4,561,136,533 yen

Liabilities		18,918,444 yen					71,878,153 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the fiscal year		651,142,307 yen					4,565,332,691 yen

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		32,600,000 yen		- Subsidy received, etc.			0 yen

- Other revenues	- Other revenues		65,903,216 yen		- Other revenues			118,606,276 yen

¡ Expenses	¡ Expenses		115,841,671 yen		¡ Expenses			194,680,587 yen

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.		0 yen		- Subsidy received, etc.			0 yen

- Other revenues	- Other revenues		0 yen		- Other revenues			0 yen

¡ Expenses	¡ Expenses		597,632 yen		¡ Expenses			0 yen

Balance of net assets at the end of the fiscal year		633,206,220 yen					4,489,258,380 yen

(Statement of activities)

Balance of net assets at the beginning of the fiscal year		-					-

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Net balance of revenues and expenditures for the current period		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	N/A				Accounts payable: 20,511,763 yen, Accounts receivable: N/A

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	55,200,002 yen			Total operating revenues:	41,283,211 yen
	(Breakdown: JICA transactions		51,542,403 yen	93.4%)	(Breakdown: JICA transactions			37,412,006 yen	90.6%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		20,511,763 yen	54.8%)
	Planning competition and public selection (		51,542,403 yen	100.0%)	Planning competition and public selection	(		16,900,243 yen	45.2%)
	Non-competitive negotiated contracts (		0 yen	0.0%)	Non-competitive negotiated contracts	(		0 yen	0.0%)
	Other (		0 yen	0.0%)	Other	(		0 yen	0.0%)

	(Note 1) The above amount pertains to the period from April 1, 2020, through March 31, 2021.				(Note 1) The above amount pertains to the period from April 1, 2020, through March 31, 2021.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)

Items	ACCESS Advisory Japan				Overseas Agricultural Development Association
Outline of operations

(1)  Activities related to the following items to support the establishment of effective financial products and sales channels for farmers and agricultural businesses

1. Market research

2. Product development and sales channel improvement

3. Client Protection

4. Social business management

5. Investment Advisory

6. Other related activities

(2)  Activities to strengthen the management capacity of financial service providers and micro, small and medium enterprises (MSMEs) in rural areas in the following areas

1. Organizational diagnosis and program evaluation

2. Various training and capacity building

3. Other related activities

(3)  Activities related to the following items to create economic opportunities for farmers and agricultural businesses

1. Entrepreneurship training

2. Technical training

3. Value chain development

4. Rural investment strategy development

5. Other related activities

(4)  Other activities necessary to fulfill the aims of this organization

(1)   Proposal regarding effective undertaking of overseas agricultural development cooperation

(2)   Guidance and advice for overseas agricultural development cooperation by private-sector companies

(3)   Cooperation for activities by the government and private-sector companies regarding overseas agricultural development cooperation

(4)   Research and study regarding overseas agricultural development cooperation

(5)   Gathering and providing of information regarding overseas agricultural development cooperation

(6)   Carrying out of collaborative activities with community organizations regarding rural community promotion in Japan

(7)   Capacity building and securing of personnel who engage in rural community promotion in Japan

(8)   Activities for foreign technical intern training acceptance

(9)   Establishment and operation of necessary facilities for aforementioned activities

(10)  Other activities necessary to fulfill the aims of this organization

Name of officers	Number of officers: 1 Representative Director and President: Ronald Bevacqua				Number of officers: 9 President: Hidekazu Toyohara

Association chart on transactions between relevant public interest corporations and JICA
ACCESS Advisory Japan
	JICA				JICA		Overseas Agricultural Development Association

		(Operation Consignment)				(Operation Consignment)

Assets		291,630 yen					31,683,223 yen

Liabilities		48,400 yen					27,969,966 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the fiscal year		997,210 yen					1,240,023 yen

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	0 yen			- Subsidy received, etc.		0 yen

- Other revenues	- Other revenues	19,438,860 yen			- Other revenues		119,543,525 yen

¡ Expenses	¡ Expenses	20,192,840 yen			¡ Expenses		117,070,291 yen

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	0 yen			- Subsidy received, etc.		0 yen

- Other revenues	- Other revenues	0 yen			- Other revenues		0 yen

¡ Expenses	¡ Expenses	0 yen			¡ Expenses		0 yen

Balance of net assets at the end of the fiscal year		243,230 yen					3,713,257 yen

(Statement of activities)

Balance of net assets at the beginning of the fiscal year		-					-

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Net balance of revenues and expenditures for the current period		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	N/A				Accounts payable: N/A, Accounts receivable: 2,202,354 yen

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	19,438,844 yen			Total operating revenues:	114,191,080 yen
	(Breakdown: JICA transactions		17,810,100 yen	91.6%)	(Breakdown: JICA transactions			100,201,432 yen	87.7%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (		17,810,100 yen	100.0%)	Planning competition and public selection	(		100,076,598 yen	99.9%)
	Non-competitive negotiated contracts (		0 yen	0.0%)	Non-competitive negotiated contracts	(		0 yen	0.0%)
	Other (		0 yen	0.0%)	Other	(		124,834 yen	0.1%)

	(Note 1) The above amount pertains to the period from January 1, 2021, through December 31, 2021.				(Note 1) The above amount pertains to the period from April 1, 2020, through March 31, 2021.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)			(Relevant public interest corporations, etc.)

Items	Supporting Organization of J.O.C.V.			Infrastructure Development Institute-JAPAN
Outline of operations

(1)  Activities for the diffusion of cooperation volunteers’ activities for awareness raising and for understanding promotion

(2)  Activities for promoting participation in cooperation volunteers

(3)  Activities for assisting cooperation volunteers’ local activities

(4)  Activities for leveraging cooperation volunteers’ experience for society

(5)  Social contribution projects based on collaboration with citizen volunteers

(6)  Activities for placement and staffing

(7)  Other activities necessary to achieve the objectives of this corporation

(1)   Promotion of international exchange in the field of construction

(2)   Research on the development, operation and maintenance of socioeconomic infrastructure facilities located overseas

(3)   Dispatch and training of personnel for the development, operation and maintenance of socioeconomic infrastructure facilities located overseas

(4)   Consulting services in the field of international construction

(5)   Collection and exchange of domestic and overseas materials and information concerning socioeconomic infrastructure facilities

(6)   Domestic and international publicity and promotion of socioeconomic infrastructure facilities

(7)   Other projects necessary to achieve the purposes of the Institute

Name of officers	Number of officers: 16 President: Yasuhiro Yamamoto Standing Director General: Kazuhisa Matsuoka (Former Senior Vice President of JICA)			Number of officers: 23 President: Katsuji Hashiba

Association chart on transactions between relevant public interest corporations and JICA
Supporting Organization of J.O.C.V.
	JICA			JICA	Infrastructure Development Institute-JAPAN

	(Operation Consignment)			(Operation Consignment)

Assets		50,152,662 yen			300,125,566 yen

Liabilities		9,822,713 yen			72,026,813 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the fiscal year		40,246,519 yen			227,888,781 yen

Changes in general net assets

¡ Revenues	¡ Revenues			¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	3,000,000 yen		- Subsidy received, etc.	0 yen

- Other revenues	- Other revenues	114,812,429 yen		- Other revenues	342,606,875 yen

¡ Expenses	¡ Expenses	117,728,999 yen		¡ Expenses	342,396,903 yen

Changes in specified net assets

¡ Revenues	¡ Revenues			¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	0 yen		- Subsidy received, etc.	0 yen

- Other revenues	- Other revenues	0 yen		- Other revenues	0 yen

¡ Expenses	¡ Expenses	0 yen		¡ Expenses	0 yen

Balance of net assets at the end of the fiscal year		40,329,949 yen			228,098,753 yen

(Statement of activities)

Balance of net assets at the beginning of the fiscal year		-			-

Total revenues for the current period		-			-

Total expenditures for the current period		-			-

Net balance of revenues and expenditures for the current period		-			-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A			N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 16,971,514 yen, Accounts receivable: N/A			Accounts payable: 40,992,524 yen, Accounts receivable: N/A

Details of debt guarantee	N/A			N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	Total operating revenues:	103,653,686 yen		Total operating revenues:	311,704,974 yen
	(Breakdown: JICA transactions	92,265,294 yen	89.0%)	(Breakdown: JICA transactions	118,036,521 yen	37.9%)
	Competitive contract	(90,678,059 yen	98.3%)	Competitive contract	(91,947,789 yen	77.9%)
	Planning competition and public selection	(0 yen	0.0%)	Planning competition and public selection	(20,976,271 yen	17.8%)
	Non-competitive negotiated contracts	(960,575 yen	1.0%)	Non-competitive negotiated contracts	(5,112,461 yen	4.3%)
	Other	(626,660 yen	0.7%)	Other	(0 yen	0.0%)

	(Note 1) The above amount pertains to the period from April 1, 2020, through March 31, 2021.			(Note 1) The above amount pertains to the period from July 1, 2020, through June 30, 2021.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)

Items	Takikawa International Exchange Association				Tokachi Regional Activation Support Organization
Outline of operations

(1)   Activities for international exchange

(2)   Activities for international cooperation

(3)   Activities for fostering international understanding

(4)   Activities for promoting multiculturalism

(5)   Other activities necessary to fulfill the purposes of the Association

(1)   Business about local problem solution

(2)   Business about activation of area

(3)   Business related to employee training, recruitment activities, and internships at local companies

(4)   Other business required to achieve the purpose of the corporation

Name of officers	Number of officers: 23 President: Norikazu Mizuguchi				Number of officers: 11 Representative Director: Takeharu Matsumoto

Association chart on transactions between relevant public interest corporations and JICA
		Takikawa International Exchange Association					Tokachi Regional Activation Support Organization
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		51,153,553 yen					7,877,360 yen

Liabilities		5,122,099 yen					9,654,987 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the fiscal year		53,480,119 yen					(1,859,977) yen

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	5,500,000 yen			- Subsidy received, etc.		0 yen

- Other revenues	- Other revenues	23,581,755 yen			- Other revenues		42,442,091 yen

¡ Expenses	¡ Expenses	36,530,420 yen			¡ Expenses		42,359,741 yen

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	0 yen			- Subsidy received, etc.		0 yen

- Other revenues	- Other revenues	0 yen			- Other revenues		0 yen

¡ Expenses	¡ Expenses	0 yen			¡ Expenses		0 yen

Balance of net assets at the end of the fiscal year		46,031,454 yen					(1,777,627) yen

(Statement of activities)

Balance of net assets at the beginning of the fiscal year		-					-

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Net balance of revenues and expenditures for the current period		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	N/A				Accounts payable: N/A, Accounts receivable: 1,259,137 yen

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	54,085,594 yen	(FY2021 Estimated Amount)		Total operating revenues:		36,235,085 yen
	(Breakdown: JICA transactions		50,436,738 yen	93.3%)	(Breakdown: JICA transactions			28,677,978 yen	79.1%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (		50,436,738 yen	100.0%)	Planning competition and public selection	(		23,078,686 yen	80.5%)
	Non-competitive negotiated contracts (		0 yen	0.0%)	Non-competitive negotiated contracts	(		5,599,292 yen	19.5%)
	Other (		0 yen	0.0%)	Other	(		0 yen	0.0%)

(Note 1)  The figure in the “Amounts and ratios in relation to operating revenues, order placement by JICA, etc.” column are estimated amounts for the period from April 1, 2021 through March 31, 2022, and the figure in the other columns are the FY2020 financial values.

(Note 1) The above amount pertains to the period from April 1, 2020, through March 31, 2021.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)

Items	Japan Forest Technology Association				Hitotsubashi University Collaboration Center
Outline of operations

(1)   Consideration and recommendations on forest policy based on scientific technology

(2)   Development and promotion of forest technology

(3)   Training and qualification of forest engineers

(4)   Academic encouragement and organization of seminars, etc.

(5)   Information collection, survey and research

(6)   Support for the preparation of forest management plans, land survey and design

(7)   Utilization and inspection of aerial photographs and satellite data

(8)   Forest certification

(9)   International cooperation and international exchange

(10)  Publication and sale of forestry equipment and instruments

(11)  Dispatch of forest engineers

(12)  Other activities necessary to achieve the purpose of our association

(1)   Contracted research and joint research

(2)   Planning, organizing and holding symposiums and conferences to disseminate research information

(3)   Planning, drafting, and holding of various workshops, training sessions, seminars, and courses

(4)   Planning, drafting, and implementation of education and training for human resource development of advanced professionals

(5)   Consulting on management, legal, investment, financing and public policy

(6)   Publication and dissemination of information

(7)   Assistance in financing national university corporations

(8)   In addition to the activities listed in the preceding items, other activities deemed appropriate to achieve the purposes of the corporation

Name of officers	Number of officers: 19 President: Takamasa Fukuda				Number of officers: 11 Representative Director: Atsushi Yamada

Association chart on transactions between relevant public interest corporations and JICA
		Japan Forest Technology Association					Hitotsubashi University Collaboration Center
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		2,423,227,865 yen					93,817,081 yen

Liabilities		1,272,707,972 yen					76,322,240 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the fiscal year		1,109,708,112 yen					32,972,381 yen

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	0 yen			- Subsidy received, etc.		0 yen

- Other revenues	- Other revenues	2,054,299,551 yen			- Other revenues		123,645,793 yen

¡ Expenses	¡ Expenses	2,013,487,770 yen			¡ Expenses		139,123,333 yen

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	0 yen			- Subsidy received, etc.		0 yen

- Other revenues	- Other revenues	0 yen			- Other revenues		0 yen

¡ Expenses	¡ Expenses	0 yen			¡ Expenses		0 yen

Balance of net assets at the end of the fiscal year		1,150,519,893 yen					17,494,841 yen

(Statement of activities)

Balance of net assets at the beginning of the fiscal year		-					-

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Net balance of revenues and expenditures for the current period		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 284,136,196 yen, Accounts receivable: N/A				N/A

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	1,819,820,026 yen			Total operating revenues:		123,623,146 yen
	(Breakdown: JICA transactions		647,166,100 yen	35.6%)	(Breakdown: JICA transactions			83,325,464 yen	67.4%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		37,567,200 yen	45.1%)
	Planning competition and public selection (		647,166,100 yen	100.0%)	Planning competition and public selection	(		45,758,264 yen	54.9%)
	Non-competitive negotiated contracts (		0 yen	0.0%)	Non-competitive negotiated contracts	(		0 yen	0.0%)
	Other (		0 yen	0.0%)	Other	(		0 yen	0.0%)

(Note 1) The above amount pertains to the period from April 1, 2020, through March 31, 2021.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Foundation for Advanced Studies on International Development				The Overseas Coastal Area Development Institute of Japan
Outline of operations

(1)  Cultivation of human resources for international development

(2)   Research and surveys for international development and assistance policy

(3)   Cooperation for advanced studies regarding international development

(4)   Technical cooperation projects overseas

(5)   Cooperation for private-sector business activities contributing to international development

(6)   Dissemination of information, edification, and publicity regarding international development

(7)   Activities in Japan drawing on insights from aforementioned activities

(8)   Other activities necessary to fulfill the aims of this foundation

(1)   Research and studies for projects

1.  Research and studies on global coastal area development and international logistics

2.  Cooperative projects related to coastal development and logistics overseas

(2)   International cooperation support activities

1.  Transfer of Japanese technology concerning coastal development and logistics

2.  Gathering and analyzing information on global coastal development and international logistics

(3)   International exchange and publicity

1.  Promotion of international relations with overseas researchers and experts on coastal development and logistics

2.  Organizing of study sessions and lectures and publications on global coastal development and international logistics

3.  Joint research on global coastal development and international logistics with domestic and overseas institutions

(4)   Other activities necessary for fulfilling the aims of the Center

Name of officers	Number of officers: 8 President: Tsuneo Sugishita				Number of officers: 8 Chairman: Koichi Miyake

Association chart on transactions between relevant public interest corporations and JICA
Foundation for Advanced Studies on International Development
	JICA				JICA		The Overseas Coastal Area Development Institute of Japan

		(Operation Consignment)				(Operation Consignment)

Assets		642,828,143 yen					1,815,168,351 yen

Liabilities		32,366,393 yen					73,743,507 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the fiscal year		660,037,002 yen					1,667,642,828 yen

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	1,000,000 yen			- Subsidy received, etc.		0 yen

- Other revenues	- Other revenues	130,920,503 yen			- Other revenues		590,517,170 yen

¡ Expenses	¡ Expenses	181,495,755 yen			¡ Expenses		516,735,154 yen

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	0 yen			- Subsidy received, etc.		0 yen

- Other revenues	- Other revenues	0 yen			- Other revenues		0 yen

¡ Expenses	¡ Expenses	0 yen			¡ Expenses		0 yen

Balance of net assets at the end of the fiscal year		610,461,750 yen					1,741,424,844 yen

(Statement of activities)

Balance of net assets at the beginning of the fiscal year		-					-

Total revenues for the current period		-					-

Total expenditures for the current period		-					-

Net balance of revenues and expenditures for the current period		-					-

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	N/A				Accounts payable: 149,350,410 yen, Accounts receivable: N/A

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	120,549,060 yen			Total operating revenues:		577,897,113 yen
	(Breakdown: JICA transactions		73,194,892 yen	60.7%)	(Breakdown: JICA transactions			320,984,832 yen	55.5%)
	Competitive contract (		12,852,215 yen	17.6%)	Competitive contract	(		9,447,895 yen	2.9%)
	Planning competition and public selection (		59,390,646 yen	81.1%)	Planning competition and public selection	(		274,390,459 yen	85.5%)
	Non-competitive negotiated contracts (		0 yen	0.0%)	Non-competitive negotiated contracts	(		37,146,478 yen	11.6%)
	Other (		952,031 yen	1.3%)	Other	(		0 yen	0.0%)

	(Note 1) The above amount pertains to the period from April 1, 2020, through March 31, 2021.				(Note 1) The above amount pertains to the period from April 1, 2020, through March 31, 2021.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	Asia SEED				Network for Action against Malnutrition
Outline of operations

(1)  Research, information collection and analysis of issues related to education, scientific technology, culture, economy and industry between Japan and Asian-Pacific region and other nations and proposals on these issues

(2)  Development of cooperative projects and implementation of consulting on concrete issues based on the preceding article

(3)  Promotion of interactions among government officers, educators, researchers and other people concerned by collaborative researches, seminars and similar activities

(4)  Support on exchange of students and trainees between Japan and other nations

(5)  Development of professional skills of international students and trainees and job placement to provide them employment opportunities

(6)  Other related issues

(1)   Projects to support the implementation of development assistance projects related to nutrition in developing countries

(2)   Research survey and policy recommendation project on nutrition in developing countries

(3)   Training of human resources necessary to carry out the businesses stipulated in the preceding items 1 and 2.

(4)   Projects to develop research reports and educational materials/manuals on nutrition in developing countries

(5)   Training programs to disseminate knowledge and acquire skills related to nutrition in developing countries

(6)   Strengthening of networks with domestic and international NGOs and universities engaged in similar activities, and accumulation and sharing of experience and knowledge

(7)   Other activities necessary to achieve the aim of the corporation

Name of officers	Number of officers: 15 Chairman: Masahiro Hamano				Number of officers: 4 Representative Director: Koichiro Watanabe

Association chart on transactions between relevant public interest corporations and JICA

	JICA	Asia SEED			JICA		Network for Action against Malnutrition

		(Operation Consignment)				(Operation Consignment)

Assets		380,901,661 yen					22,668,811 yen

Liabilities		88,091,526 yen					1,319,590 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the fiscal year		-					-

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	-			- Subsidy received, etc.		-

- Other revenues	- Other revenues	-			- Other revenues		-

¡ Expenses	¡ Expenses	-			¡ Expenses		-

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	-			- Subsidy received, etc.		-

- Other revenues	- Other revenues	-			- Other revenues		-

¡ Expenses	¡ Expenses	-			¡ Expenses		-

Balance of net assets at the end of the fiscal year		292,810,135 yen					21,349,221 yen

(Statement of activities)

Balance of net assets at the beginning of the fiscal year		260,608,670 yen					89,504 yen

Total revenues for the current period		248,084,052 yen					46,265,150 yen

Total expenditures for the current period		215,882,587 yen					25,005,433 yen

Net balance of revenues and expenditures for the current period		32,201,465 yen					21,259,717 yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 14,955,600 yen, Accounts receivable: N/A				Accounts payable: 24,193,500 yen, Accounts receivable: N/A

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	232,877,943 yen			Total operating revenues:		46,115,150 yen
	(Breakdown: JICA transactions		118,301,923 yen	50.8%)	(Breakdown: JICA transactions			46,115,150 yen	100.0%)
	Competitive contract (		70,366,852 yen	59.5%)	Competitive contract	(		23,398,650 yen	50.7%)
	Planning competition and public selection (		47,935,071 yen	40.5%)	Planning competition and public selection	(		22,716,500 yen	49.3%)
	Non-competitive negotiated contracts (		0 yen	0.0%)	Non-competitive negotiated contracts	(		0 yen	0.0%)
	Others (		0 yen	0.0%)	Others	(		0 yen	0.0%)

(Note 1)  Pursuant to the “Amendment Act to Promote Specified Nonprofit Activities” (established as Act No.70 of 2011), the statement of activities is prepared.

(Note 2)  The above amount pertains to the period from April 1, 2020, through March 31, 2021.

(Note 1) Pursuant to the “Amendment Act to Promote Specified Nonprofit Activities” (established as Act No.70 of 2011), the statement of activities is prepared.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)

Items	Okinawa Environment Club				International Consortium on Landslides
Outline of operations

(1)   Businesses related to specified nonprofit activities

1.  Conservation of regional nature and environment

2.  Environmental education

3.  Community development utilizing natural and environmental subjects

4.  Research and studies; information gathering and provision

5.  Publication of newsletters, etc.

(2)   Profit-Making Business

1.  Bazaars and other businesses selling goods

(1)   Promotion of domestic and international research on landslides for the benefit of society and the environment

(2)   Capacity building, education and public relations for landslides mitigation

(3)   Editing, publishing and marketing of academic journals related to landslides

(4)   Planning and organizing international conferences (symposiums, field discussions), lectures and workshops

(5)   Cooperation and collaboration with international organizations

(6)   Other activities necessary to achieve the purpose of this organization

Name of officers	Number of officers: 7 President: Kuniki Shimoji				Number of officers: 6 Chairman: Kyoji Sasa

Association chart on transactions between relevant public interest corporations and JICA
		Okinawa Environment Club					International Consortium on Landslides
	JICA				JICA

		(Operation Consignment)				(Operation Consignment)

Assets		16,929,600 yen					170,020,810 yen

Liabilities		7,846,326 yen					61,170,067 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the fiscal year		-					-

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	-			- Subsidy received, etc.		-

- Other revenues	- Other revenues	-			- Other revenues		-

¡ Expenses	¡ Expenses	-			¡ Expenses		-

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	-			- Subsidy received, etc.		-

- Other revenues	- Other revenues	-			- Other revenues		-

¡ Expenses	¡ Expenses	-			¡ Expenses		-

Balance of net assets at the end of the fiscal year		9,083,274 yen					108,850,743 yen

(Statement of activities)

Balance of net assets at the beginning of the fiscal year		13,390,590 yen					100,040,162 yen

Total revenues for the current period		13,328,249 yen					46,525,529 yen

Total expenditures for the current period		17,635,565 yen					37,714,948 yen

Net balance of revenues and expenditures for the current period		(4,307,316) yen					8,810,581 yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	Accounts payable: 226,226 yen, Accounts receivable: N/A				N/A

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	10,442,004 yen			Total operating revenues:		114,268,382 yen	(FY2021 Estimated Amount)
	(Breakdown: JICA transactions		8,971,546 yen	85.9%)	(Breakdown: JICA transactions			78,227,788 yen	68.5%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (		8,971,546 yen	100.0%)	Planning competition and public selection	(		78,227,788 yen	100.0%)
	Non-competitive negotiated contracts (		0 yen	0.0%)	Non-competitive negotiated contracts	(		0 yen	0.0%)
	Others (		0 yen	0.0%)	Others	(		0 yen	0.0%)

(Note 1)  Pursuant to the “Amendment Act to Promote Specified Nonprofit Activities” (established as Act No.70 of 2011), the statement of activities is prepared.

(Note 2)  The above amount pertains to the period from April 1, 2020, through March 31, 2021.

(Note 1)  Pursuant to the “Amendment Act to Promote Specified Nonprofit Activities” (established as Act No.70 of 2011), the statement of activities is prepared.

(Note 2)  The figure in the “Amounts and ratios in relation to operating revenues, order placement by JICA, etc.” column are estimated amounts for the period from April 1, 2021 through March 31, 2022, and the figure in the other columns are the FY2020 financial values.

General Account

Corporation type and name	(Relevant public interest corporations, etc.)				(Relevant public interest corporations, etc.)
Items	International Farmers Participation Technical Net-work				Lequio Wings
Outline of operations

(1)   Activities regarding international cooperation

1.  As support for small-scale farmers, development of appropriate technologies regarding upland crop, rice cultivation, vegetable cultivation, improvement of agricultural instruments, and irrigation

2.  Gathering and providing information on agricultural technology for small-scale farmers

3.  Survey of situations of local agriculture, and research and development for appropriate technologies

4.  Capacity building of local residents and technological support

5.  Training in Japan as well as at operation site

6.  Support through dispatching experts

(2)   Activities related to revitalization of economic activities

1.  Cooperation for participatory rural development through appropriate agricultural technology

2.  Cooperation for farmers to participate in local agricultural cooperatives, etc.

3.  Cooperation for training of appropriate agricultural technology for local farmers

(3)   Activities related to promotion of learning

1.  Development, research, and study of appropriate technology for local small-scale farmers

2.  Exchange with Japanese farmers, students and experts engaging in international cooperation

3.  Support and cooperation to universities and research institutions

(1)   Businesses related to specified non-profit activities

1,  International cooperation activities

2.  International exchange activities

3.  Activities regarding to capacity building

4.  Activities regarding culture, sports, education, and academic exchange

5.  Activities regarding promotion of communities in Okinawa

6.  Support for the socially vulnerable and activities to promote peace

7.  Other activities necessary for fulfilling the aims of this organization

(2)   Other businesses

1.  Sales of goods and services

Name of officers

Number of officers: 7

President: Hai Sakurai

Director: Kazuo Nagai

(Former Director General of the Tsukuba Center of JICA)

Director: Yoshihiko Nishimura

(Former Deputy Director of the Tsukuba Center of JICA)

Auditor: Kaoru Iwasaki

(Former Chief Representative of JICA Syria office)

Number of officers: 7 President: Chochu Awa

Association chart on transactions between relevant public interest corporations and JICA
International Farmers Participation Technical Net-work
	JICA				JICA		Lequio Wings

		(Operation Consignment)				(Operation Consignment)

Assets		41,040,035 yen					15,469,464 yen

Liabilities		23,363,024 yen					1,141,038 yen

(Statement of changes in net assets)

Balance of net assets at the beginning of the fiscal year		-					-

Changes in general net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	-			- Subsidy received, etc.		-

- Other revenues	- Other revenues	-			- Other revenues		-

¡ Expenses	¡ Expenses	-			¡ Expenses		-

Changes in specified net assets

¡ Revenues	¡ Revenues				¡ Revenues

- Subsidy received, etc.	- Subsidy received, etc.	-			- Subsidy received, etc.		-

- Other revenues	- Other revenues	-			- Other revenues		-

¡ Expenses	¡ Expenses	-			¡ Expenses		-

Balance of net assets at the end of the fiscal year		17,677,011 yen					14,328,426 yen

(Statement of activities)

Balance of net assets at the beginning of the fiscal year		15,571,892 yen					16,185,282 yen

Total revenues for the current period		47,897,142 yen					34,254,706 yen

Total expenditures for the current period		45,792,023 yen					36,111,562 yen

Net balance of revenues and expenditures for the current period		2,105,119 yen					(1,856,856) yen

Details of contributions and donations to basic funds of relevant public interest corporations, etc. Details of membership expenses and burden charges to be borne in order to be allocated to management expenses, operating expenses, etc.

	N/A				N/A

Details of receivables and payables to relevant public interest corporations	N/A				N/A

Details of debt guarantee	N/A				N/A

Amounts and ratios in relation to operating revenues, order placement by JICA, etc. (amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	Total operating revenues:	47,754,227 yen			Total operating revenues:		31,814,205 yen
	(Breakdown: JICA transactions		45,162,476 yen	94.6%)	(Breakdown: JICA transactions			29,267,205 yen	92.0%)
	Competitive contract (		0 yen	0.0%)	Competitive contract	(		0 yen	0.0%)
	Planning competition and public selection (		44,989,846 yen	99.6%)	Planning competition and public selection	(		29,246,705 yen	99.9%)
	Non-competitive negotiated contracts (		0 yen	0.0%)	Non-competitive negotiated contracts	(		10,800 yen	0.0%)
	Other (		172,630 yen	0.4%)	Others	(		9,700 yen	0.0%)

	(Note 1) Pursuant to the “Amendment Act to Promote Specified Nonprofit Activities” (established as Act No.70 of 2011), the statement of activities is prepared.				(Note 1) Pursuant to the “Amendment Act to Promote Specified Nonprofit Activities” (established as Act No.70 of 2011), the statement of activities is prepared.

Independent Auditor’s Report

Mr. Akihiko Tanaka, President

Japan International Cooperation Agency

Opinion

We have audited the accompanying financial statements of the finance and investment account of Japan International Cooperation Agency (the Agency), which comprise the balance sheet as at March 31, 2022, and the statements of administrative service operation cost, income, changes in net assets, and cash flows for the year then ended, and a summary of significant accounting policies and notes to the financial statements, and the accompanying supplementary schedules (except for the information described based on the financial statements and business reports relating to the associated public interest corporations).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the finance and investment account of the Agency as at March 31, 2022, and its financial performance and its cash flows for the year then ended in accordance with accounting standards for incorporated administrative agencies generally accepted in Japan.

Basis for Opinion

We conducted our audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Agency in accordance with the ethical requirements that are relevant to our audit of the financial statements in Japan, and we have fulfilled our other ethical responsibilities in accordance with these requirements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion. The basis includes the fact that no such fraud or error, or illegal acts, of the president, other executive officers or staff members that would result in material misstatement in the financial statements was found, to the extent that we conducted our audit. The audit we conducted is not intended to express an opinion on whether there was any fraud or error, or illegal acts, of the president, other executive officers or staff members, which would not result in material misstatement in the financial statements.

Other Information

The other information comprises the information included in the Annual Report that contains audited financial statements but does not include the financial statements and our auditor’s report thereon. President is responsible for preparation and disclosure of the other information. The Agency Auditor is responsible for overseeing the Agency’s reporting process of the other information.

Our opinion on the financial statements does not cover the other information and we do not express any form of assurance conclusion thereon.

In connection with our audit of the financial statements, our responsibility is to read the other information and, in doing so, consider whether the other information is materially inconsistent with the financial statements or our knowledge obtained in the audit or otherwise appears to be materially misstated.

If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact.

We have nothing to report in this regard.

Responsibilities of President and the Agency Auditor for the Financial Statements

President is responsible for the preparation and fair presentation of these financial statements in accordance with accounting standards for incorporated administrative agencies generally accepted in Japan, and for such internal control as president determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error, or illegal acts.

The Agency Auditor is responsible for overseeing the Agency’s financial reporting process.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, or illegal acts, and to issue an auditor’s report that includes our opinion. Misstatements can arise from fraud or error, or illegal acts, and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

As part of an audit in accordance with auditing standards for incorporated administrative agencies generally accepted in Japan, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, or illegal acts, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion.

•

Consider internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances for our risk assessments, while the purpose of the audit of the financial statements is not expressing an opinion on the effectiveness of the Agency’s internal control.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by president.

•

Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation in accordance with accounting standards for incorporated administrative agencies generally accepted in Japan.

•

Plan and conduct audit with adequate attention being paid to the possibility that any fraud or error, or illegal acts, of the president, other executive officers or staff members may result in material misstatement in the financial statements.

We communicate with the Agency Auditor regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

We also provide the Agency Auditor with a statement that we have complied with the ethical requirements regarding independence that are relevant to our audit of the financial statements in Japan, and to communicate with them all relationships and other matters that may reasonably be thought to bear on our independence, and where applicable, related safeguards.

Interest Required to Be Disclosed by the Certified Public Accountants Act of Japan

Our firm and its designated engagement partners do not have any interest in the Agency which is required to be disclosed pursuant to the provisions of the Certified Public Accountants Act of Japan.

Ernst & Young ShinNihon LLC
Tokyo, Japan

September 27, 2022

/s/ Motoki Nagao
Motoki Nagao
Designated Engagement Partner
Certified Public Accountant

/s/ Kenji Izawa
Kenji Izawa
Designated Engagement Partner
Certified Public Accountant

/s/ Hiroshi Nishida
Hiroshi Nishida
Designated Engagement Partner
Certified Public Accountant

Balance Sheet

(as of March 31, 2022)

Finance and Investment Account				(Unit: Yen)

Assets
I Current assets
Cash and deposits		158,857,828,146
Loans	14,053,147,276,242
Allowance for loan losses	(227,219,120,887)	13,825,928,155,355

Advance payments		11,496,915,341
Prepaid expenses		7,009,353
Accrued income
Accrued interest on loans	32,390,308,121
Accrued commitment charges	226,147,472
Accrued interest	15,374,887	32,631,830,480

Accounts receivable		1,493,125,387
Suspense payments		2,721,944
Advances paid		267,518
Short-term guarantee deposits		21,001,000,000
Derivatives		1,174,005,584

Total current assets			14,052,592,859,108

II Non-current assets
1 Tangible assets
Buildings	4,032,316,255
Accumulated depreciation	(1,336,792,470)
Accumulated impairment losses	(581,939,170)	2,113,584,615

Structures	98,256,953
Accumulated depreciation	(39,537,130)
Accumulated impairment losses	(11,670,468)	47,049,355

Machinery and equipment	200,680,532
Accumulated depreciation	(82,293,586)
Accumulated impairment losses	(102,287,680)	16,099,266

Vehicles	589,435,411
Accumulated depreciation	(347,975,585)	241,459,826

Tools, furniture, and fixtures	564,241,814
Accumulated depreciation	(279,727,780)	284,514,034

Land	12,703,270,000
Accumulated impairment losses	(6,091,196,973)	6,612,073,027

Construction in progress		51,829,811

Total tangible assets		9,366,609,934
2 Intangible assets
Trademark rights		1,189,214
Software		2,710,358,635
Software in progress		2,165,868,909

Total intangible assets		4,877,416,758
3 Investments and other assets
Investment securities		11,255,014,268
Shares of affiliated companies		78,868,480,608
Money held in trust		83,558,735,463
Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239
Allowance for loan losses	(87,062,884,239)	0

Long-term prepaid expenses		1,516,391
Long-term guarantee deposits		689,185,285

Total investments and other assets		174,372,932,015

Total non-current assets			188,616,958,707

Total assets				14,241,209,817,815

Liabilities
I Current liabilities
Current portion of bonds		30,000,000,000
Current portion of borrowings from government fund for Fiscal Investment and Loan Program		96,877,708,000
Accounts payable		6,052,370,906
Accrued expenses		5,456,106,399
Derivatives		15,658,454,323
Lease obligations		100,717,408
Deposits received		3,528,961,359
Provisions
Provision for bonuses	330,790,893
Provision for contingent losses	2,197,749,854	2,528,540,747

Suspense receipts		858,200,187

Total current liabilities			161,061,059,329
II Non-current liabilities

Bonds		1,015,323,560,000
Discounts on bonds payable		(1,101,417,188)
Borrowings from government fund for Fiscal Investment and Loan Program		2,945,904,866,000
Long-term lease obligations		97,832,210
Long-term deposits received		6,739,145,091
Provision for retirement benefits		3,793,827,979
Asset retirement obligations		105,593,237

Total non-current liabilities			3,970,863,407,329

Total liabilities				4,131,924,466,658
Net assets
I Capital

Government investment		8,249,187,840,510

Total capital			8,249,187,840,510
II Retained earnings

Reserve fund		1,832,533,153,451
Unappropriated income for the current fiscal year		22,811,144,997

(Total income for the current fiscal year)		(22,811,144,997)
Total retained earnings			1,855,344,298,448
III Valuation and translation adjustments
Valuation difference on shares of affiliated companies		30,610,952,607
Valuation difference on available-for-sale securities		3,709,518,036
Deferred gains or losses on hedges		(29,567,258,444)

Total valuation and translation adjustments			4,753,212,199

Total net assets				10,109,285,351,157

Total liabilities and net assets				14,241,209,817,815

Statement of Administrative Service Operation Cost

(April 1, 2021–March 31, 2022)

Finance and Investment Account

			(Unit: Yen)
I	Expenses in the statement of income
	Expenses related to operations of cooperation through finance and investment	129,546,184,512
	Extraordinary losses	59,197,123

	Total expenses in the statement of income		129,605,381,635

II	Administrative service operation cost		129,605,381,635

Statement of Income

(April 1, 2021–March 31, 2022)

Finance and Investment Account

			(Unit: Yen)
Ordinary expenses

Expenses related to operations of cooperation through finance and investment

Interest on bonds and notes	8,430,961,579

Interest on borrowings	12,509,637,669

Interest on interest rate swaps	5,435,940,977

Other interest expenses	67,318

Operations outsourcing expenses	22,888,556,030

Bond issuance cost	527,290,288

Personnel expenses	4,145,189,420

Provision for bonuses	330,790,893

Retirement benefit expenses	293,620,196

Operating and administrative expenses	13,650,260,484

Depreciation	1,964,830,545

Taxes	93,976,550

Loss on valuation of investment securities	391,379,462

Interest expenses	(16,913)

Provision for allowance for loan losses	50,856,566,454

Other operating expenses	8,020,349,570

Other ordinary expenses	6,783,990	129,546,184,512

Total ordinary expenses			129,546,184,512

Ordinary revenues

Revenues from operations of cooperation through finance and investment

Interest on loans	118,545,105,332

Dividends on investments	14,034,564,942

Interest on interest rate swaps	111,743,010

Commissions	3,314,528,015

Foreign exchange gains	1,773,461,572

Gain on valuation of shares of affiliated companies	316,229,800

Gain on investment in money held in trust	11,772,427,773

Reversal of provision for allowance for contingent losses	691,641,612

Other ordinary revenues	863,392,869	151,423,094,925

Financial revenues

Interest income	34,164,272	34,164,272

Miscellaneous income		926,529,774

Recoveries of written-off claims		29,898,865

Total ordinary revenues			152,413,687,836

Ordinary income			22,867,503,324

Extraordinary losses

Loss on disposal of non-current assets		58,674,897

Loss on sales of non-current assets		522,226	59,197,123

Extraordinary income

Gain on sales of non-current assets		2,838,796	2,838,796

Net income			22,811,144,997

Total income for the current fiscal year			22,811,144,997

Statement of Changes in Net Assets

(April 1, 2021-March 31, 2022)

Finance and Investment Account

											(Unit:Yen)
	I Capital		II Retained earnings (Loss carried forward)					III Valuation and translation adjustments			Total net assets
	Government investment	Total capital	Reserve fund	Unappropriated income for the current fiscal year (Unappropriated loss for the current fiscal year)		Total retained earnings (Loss carried forward)	Valuation difference on shares of affiliated companies	Valuation difference on available-for-sale securities	Deferred gains or losses on hedges	Total valuation and translation adjustments
					Total income for the current fiscal year (Total loss for the current fiscal year)
Balance at the beginning of the fiscal year	8,202,167,840,510	8,202,167,840,510	1,799,525,577,448	33,007,576,003	—	1,832,533,153,451	28,561,015,486	3,057,549,606	(35,424,539,941)	(3,805,974,849)	10,030,895,019,112
Changes during the period
I Changes in capital during the period
Receipts of investment	47,020,000,000	47,020,000,000									47,020,000,000
II Changes in retained earnings (Loss carried forward) during the period
(1) Appropriation of income or loss
Increase in reserve fund derived from profit appropriation			33,007,576,003	(33,007,576,003)	—	—					—
(2) Others
Net income (Net loss)				22,811,144,997	22,811,144,997	22,811,144,997					22,811,144,997
III Changes in valuation and translation adjustments during the period							2,049,937,121	651,968,430	5,857,281,497	8,559,187,048	8,559,187,048
Total changes during the period	47,020,000,000	47,020,000,000	33,007,576,003	(10,196,431,006)	22,811,144,997	22,811,144,997	2,049,937,121	651,968,430	5,857,281,497	8,559,187,048	78,390,332,045
Balance at the end of the fiscal year	8,249,187,840,510	8,249,187,840,510	1,832,533,153,451	22,811,144,997	22,811,144,997	1,855,344,298,448	30,610,952,607	3,709,518,036	(29,567,258,444)	4,753,212,199	10,109,285,351,157

Statement of Cash Flows

(April 1, 2021–March 31, 2022)

Finance and Investment Account

(Unit: Yen)
I. Cash flows from operating activities
Payments for loans	(1,361,044,493,864)
Repayments of borrowings from the private sector	(15,715,480,000)
Repayments of borrowings from government fund for Fiscal Investment and Loan Program	(104,069,412,000)
Redemption of bonds	(10,000,000,000)
Interest expenses paid	(23,347,618,834)
Payments for personnel expenses	(4,824,341,281)
Payments for other operations	(68,977,774,057)
Proceeds from collection of loans	685,753,407,308
Proceeds from borrowings from the private sector	15,675,632,000
Proceeds from borrowings from government fund for Fiscal Investment and Loan Program	524,100,000,000
Proceeds from issuance of bonds	122,743,211,692
Proceeds from interest on loans	106,073,518,374
Proceeds from commissions	3,066,344,462
Proceeds from other operations	23,570,510,591

Subtotal	(106,996,495,609)
Interest and dividend income received	14,068,930,504

Net cash used in operating activities	(92,927,565,105)

II. Cash flows from investing activities
Payments for purchase of non-current assets	(1,866,720,800)
Proceeds from sales of non-current assets	6,394,049
Payments for purchase of investment securities	(4,456,887,053)
Proceeds from sales and redemption of investment securities	272,704,726
Payments for purchase of shares of affiliated companies	(418,579,668)
Payments for increase of money held in trust	(18,239,146,474)
Proceeds from decrease of money held in trust	7,156,265,126
Payments into time deposits	(90,855,548,000)
Proceeds from time deposit refund	90,691,506,000

Net cash used in investing activities	(17,710,012,094)

III. Cash flows from financing activities
Repayments of lease obligations	(70,195,648)
Receipts of government investment	47,020,000,000

Net cash provided by financing activities	46,949,804,352

IV. Effect of exchange rate fluctuation on funds	2,055,249,237
V. Net increase (decrease) in funds	(61,632,523,610)
VI. Funds at the beginning of the fiscal year	220,490,351,756

VII. Funds at the end of the fiscal year	158,857,828,146

Basis of Presenting Financial Statements

The accompanying financial statements of JICA have been prepared in accordance with accounting principles for incorporated administrative agencies generally accepted in Japan, which are different in many respects as to application and disclosure requirements of accounting principles for business enterprises generally accepted in Japan.

Significant Accounting Policies

Finance and Investment Account

Effective the year ended March 31, 2022, JICA adopted the “Accounting Standards for Incorporated Administrative Agencies and Notes to Accounting Standards for Incorporated Administrative Agencies” (February 16, 2000 (Revised September 21, 2021), and the “Q&A on Accounting Standards for Incorporated Administrative Agencies and Notes to Accounting Standards for Incorporated Administrative Agencies” (August 2000 (Last revised March 2022)).

1.	Depreciation method

(1)	Tangible assets (except for leased assets)

Straight-line method

The useful lives of major assets are as follows:

Buildings:	2–50 years
Structures:	2–46 years
Machinery and equipment:	2–17 years
Vehicles:	2–6 years
Tools, furniture, and fixtures:	2–15 years

(2)	Intangible assets (except for leased assets)

Straight-line method

Software used by JICA is depreciated over its useful life (5 years).

(3)	Leased assets

Leased assets are depreciated by the straight-line method over the lease term. Depreciation for leased assets is calculated with zero residual value being assigned to the asset.

2.	Provision for bonuses

The provision for bonuses is calculated and provided for based on estimated amounts of future payments attributable to the services that have been rendered by officers and employees applicable to the current fiscal year.

3.	Provision for retirement benefits

The provision for retirement benefits is calculated and provided for based on estimated amounts of future payments attributable to the retirement of employees, and is accrued in line with the retirement benefit obligations and estimated plan assets applicable to the fiscal year ended March 31, 2022. In calculating the retirement benefit obligations, the estimated amount of retirement benefit payments is attributed to the period based on the straight-line basis. The profit and loss appropriation method for actuarial differences and past service costs is as follows:

Actuarial differences are recognized as a lump-sum gain or loss in the fiscal year in which they occur.

Past service costs are recognized as a lump-sum gain or loss in the fiscal year in which they occur.

4.	Basis and standard for the accrual of allowance and loss contingencies

(1)	Allowance for loan losses

The allowance for claims on debtors who are legally bankrupt (“Bankrupt borrowers”) or substantially bankrupt (“Substantially bankrupt borrowers”) is provided based on the outstanding balance of loan claims after the deductions of the amount expected to be collected through the disposal of collateral and execution of guarantees, or the same amount is written off directly. The allowance for claims on debtors who are not legally bankrupt, but are likely to become bankrupt (“Potentially bankrupt borrowers”) is provided based on an overall assessment of the solvency of the debtors after the deductions of the amount expected to be collected through the disposal of collateral and the execution of guarantees, or the same amount is written off directly. There were no write-offs from the above-mentioned outstanding balance of loan claims for the fiscal year ended March 31, 2022.

The allowance for claims on debtors other than Bankrupt borrowers, Substantially bankrupt borrowers, and Potentially bankrupt borrowers is provided primarily based on the default rate, which is calculated based on the actual defaults during a certain period in the past. The allowance for possible losses on specific overseas loans is provided based on the expected loss amount taking into consideration the political and economic situation of these countries.

All claims are assessed initially by the operational departments (including regional departments) based on internal rules for self-assessment of asset quality and an allowance is provided based on the results of the assessments. In addition, these self-assessments results are reviewed by the internal audit department, which is independent from the operational departments.

(2)	Provision for contingent losses

Provision for contingent losses is provided to prepare for the occurrence of contingent losses for a portion of the undisbursed balance of loan commitments, which JICA is absolutely obligated to extend. The amount of the provision is estimated based on the possibility of losses in the future.

5.	Standard and method for the valuation of securities

(1)	Shares of affiliated companies

Shares of affiliated companies are recognized at an amount equivalent to JICA’s percentage share of the net assets of such companies based upon the most recent financial statements.

If the acquisition cost based on the moving average method exceeds the fair value, the difference between the acquisition cost and the fair value is treated as a loss for the fiscal year and recorded in Statement of Income. If the fair value exceeds the acquisition cost based on the moving average method, the difference between the acquisition cost and the fair value is included directly in Net assets.

(2)	Other investment securities

[1]	Securities whose fair value can be readily determined

Such investment securities are stated at fair value with changes in net unrealized gains or losses included directly in Valuation and translation adjustments of Net assets. Cost of securities sold is determined by the moving average method.

[2]	Securities whose fair value cannot be readily determined

Such investment securities are carried at cost based on the moving average method. Cost of securities sold is determined by the moving average method.

Investments in limited partnerships and other similar partnerships, which are regarded as securities under Article 2, Clause 2 of the Japanese Financial Instruments and Exchange Law, Act No. 25 of 1948, are recognized at an amount equivalent to JICA’s percentage share of the net assets of such partnerships, based upon the most recent financial statements available depending on the report date stipulated in the partnership agreement.

(3)	Securities held as trust assets in money-held-in trust account

The securities are valued in the same way as (2) above.

6.	Standard and method for the valuation of derivative transactions

All derivative financial instruments are carried at fair value.

7.	Method for amortization of discount on bonds payable

Discount on bonds payable is amortized over the duration of the bonds.

8.	Translation standard for foreign currency-denominated assets and liabilities into yen

Foreign currency monetary claims and liabilities are translated into Japanese yen mainly at the spot exchange rate at the balance sheet date. Exchange differences are recognized in profit or loss.

9.	Method of hedge accounting

(1)	Method of hedge accounting

Interest rate swaps are accounted for using the deferral hedge accounting method or the exceptional accrual method. Currency swaps are accounted for by the assignment method.

(2)	Hedging instruments and hedged items

[1]	Hedging instruments...Interest rate swaps

Hedged items...Loans and foreign currency bonds

[2]	Hedging instruments...Currency swaps

Hedged items...Foreign currency loans and foreign currency bonds

(3)	Hedging policy

JICA enters into interest rate swaps or currency swaps for the purpose of hedging interest rate or currency fluctuation risks.

(4)	Method of evaluation of hedge effectiveness

Hedges that offset market fluctuations of loans are assessed based on discrepancies with regard to maturity and notional principal and others between hedged loans and hedging instruments.

As for interest rate swaps that satisfy the requirements of the exceptional accrual method and currency swaps that satisfy the requirements of the assignment method, JICA is not required to periodically evaluate hedge effectiveness.

10.	Accounting treatment for consumption taxes

Consumption taxes and local consumption taxes are included in transaction amounts.

(Change in presentation)

Effective the fiscal year ended March 31, 2022, “Accounting Standards for Incorporated Administrative Agencies and Notes to Accounting Standards for Incorporated Administrative Agencies” (February 16, 2000 (Revised September 21, 2021)) have been adopted, and notes regarding significant accounting estimates are presented.

Notes to the financial statements

Finance and Investment Account

(Balance Sheet)

1. Joint obligations

JICA is jointly liable for obligations arising from the following bonds issued by the former Japan Bank for International Cooperation which was succeeded by the Japan Bank for International Cooperation:

Fiscal Investment and Loan Program (FILP) Agency Bonds	¥20,000,000,000

2. Financial assets received as collateral

The fair value of financial assets received as collateral at JICA’s disposal was ¥5,636,260,765.

3. Undisbursed balance of loan commitments

Most of JICA’s loans are long term. Ordinarily, when receiving a request for disbursement of a loan from a borrower, corresponding to the intended use of funds as stipulated by the loan agreement, and upon confirming the fulfillment of conditions prescribed under the loan agreement, JICA promises to loan a certain amount of funds within a certain range of the amount required by the borrower, with an outstanding balance within the limit of loan commitments. The undisbursed balance of loan commitments as of March 31, 2022 was ¥7,069,840,587,231.

(Statement of Administrative Service Operation Cost)

1. Cost being borne by the public for the operation of Incorporated Administrative Agency

Administrative service operation cost	¥129,605,381,635
Self-revenues, etc.	¥(152,416,526,632)
Opportunity cost	¥17,278,500,012

Cost being borne by the public for the operation of Incorporated Administrative Agency	¥(5,532,644,985)

2.	Method for computing opportunity cost

(1)	Interest rate used to compute opportunity cost concerning government investment

0.210% with reference to the yield of 10-year fixed-rate Japanese government bonds at March 31, 2022.

(2)	Method for computing opportunity cost for public officers temporarily transferred to JICA

Of the estimated increase in retirement allowance during service rendered in JICA, costs are calculated in accordance with JICA’s internal rules.

(Statement of Cash Flows)

The funds shown in the statement of cash flows are deposit accounts and checking accounts.

1. Breakdown of balance sheet items and ending balance of funds

(as of March 31, 2022)

Cash and deposits	¥158,857,828,146
Time deposits	¥0

Ending balance of funds	¥158,857,828,146

2. Description of significant non-cash transactions

Assets acquired under finance leases
Tools, furniture, and fixtures	¥223,436,840

(Financial instruments)

1. Status of financial instruments

(1)	Policy regarding financial instruments

The Finance and Investment Account undertakes financial cooperation operations by providing debt and equity financing. In undertaking these operations, it raises funds by borrowing from the Japanese Government under the FILP, borrowing from financial institutions, issuing bonds, and receiving capital investment from the Japanese Government. From the perspective of asset-liability management (ALM), derivative transactions are entered into for mitigating the adverse impact caused by interest rate and foreign exchange fluctuations.

(2)	Details of financial instruments and related risks

The financial assets held in the Finance and Investment Account are loans mainly to the Developing Area, and are exposed to credit risk attributed to defaults by its borrowers and interest rate risk. Securities, investment securities, shares of affiliated companies and money held in trust are held for policy-oriented purposes, and are exposed to credit risk of issuers and others, interest rate risk, and market price volatility risk.

Borrowings and bonds are exposed to liquidity risk as their payments or repayments cannot be duly serviced in such a situation where the account is unable to have access to markets for certain reasons.

In addition to the above, foreign currency claims and liabilities are exposed to foreign exchange fluctuation risk.

(3)	Risk management system for financial instruments

[1]	Credit risk management

The Finance and Investment Account has established and operates a system for credit management. This system encompasses credit appraisal, credit limit setting, credit information monitoring, internal rating, guarantee and collateral setting, problem loan management, etc., in accordance with integrated risk management rules and various credit risk-monitoring rules. This credit management is carried out by the operational departments (including region department), in addition to the Credit Risk Analysis and Environmental Review Department and General Affairs Department. Additionally, the Risk Management Committee of the Finance and Investment Account and Board Meeting convene on a regular basis for the purpose of deliberating or reporting. Moreover, the Office of Audit monitors the status of credit management.

The credit risks of issuers of investment securities and shares of affiliated companies and trustees of money held in trust are monitored by the Private Sector Partnership and Finance Department, which regularly confirms their credit information, etc.

Counterparty risk in derivative transactions is monitored by regularly confirming the exposure and credit standing of counterparties and by securing collateral as necessary.

[2]	Market risk management

(i)	Interest rate risk management

Interest rates are determined in accordance with the methods prescribed by laws or statements of operational procedures. Interest rate swap transactions are conducted to hedge against the risk of interest rate fluctuations in light of their possible adverse impact.

(ii)	Foreign exchange risk management

Foreign currency claims and liabilities are exposed to foreign exchange fluctuation risk; as such, foreign currency claims are funded by foreign currency liabilities, and currency swaps and other approaches are employed to avert or reduce foreign exchange risk.

(iii)	Price volatility risk management

Stocks and other securities that are held for policy-oriented purposes are monitored for changes in value affected by the market environment or financial condition of the companies, exchange rates, and other factors.

This information is reported on a regular basis to the Risk Management Committee of the Finance and Investment Account and Board Meeting.

[3]	Liquidity risk management related to fund raising

The Finance and Investment Account prepares a funding plan and executes fund raising based on the government-affiliated agencies’ budgets, as resolved by the National Diet of Japan.

[4]	Derivative transaction management

Pursuant to rules concerning swaps, derivative transactions are implemented and managed by separating the sections related to execution of transactions, assessment of hedge effectiveness, and logistics management based on a mechanism with an established internal system of checks and balances.

2. Fair value of financial instruments

Balance sheet amount, fair value, and difference at the balance sheet date are as follows:

(Unit: Yen)

	Balance sheet amount*1	Fair value*1	Difference
(1) Loans	14,053,147,276,242
Allowance for loan losses	(227,219,120,887)
	13,825,928,155,355	13,987,488,488,888	161,560,333,533
(2) Claims probable in bankruptcy, claims probable in rehabilitation, and others	87,062,884,239
Allowance for loan losses	(87,062,884,239)
	—	—	—
(3) Borrowings from government fund for FILP (including current portion of borrowings)	(3,042,782,574,000)	(3,030,513,982,347)	12,268,591,653
(4) Bonds (including current portion of bonds)	(1,045,323,560,000)	(1,075,208,367,690)	(29,884,807,690)
(5) Derivative transactions*2
Derivative transactions not qualifying for hedge accounting	(9,724,561,801)	(9,724,561,801)	—
Derivative transactions qualifying for hedge accounting*3	(4,759,664,908)	(4,759,664,908)	—
	(14,484,226,709)	(14,484,226,709)	—

*1 Liabilities are shown in parentheses (     ).

*2 Derivatives transactions recorded in Assets and Liabilities are netted, these derivatives after netting are presented above. The figures in parentheses (     ) indicate net liabilities.

*3 Interest rate swaps and other derivatives designated as hedging instruments to offset market fluctuations in the hedged items, specifically loans. Deferral hedge accounting is applied to such derivative transactions. JICA has adopted the “Practical Solution on the Treatment of Hedge Accounting for Financial Instruments Referencing LIBOR” (Accounting Standards Board of Japan Practical Issues Task Force No. 40, March 17, 2022) to these hedging relationships.

(Note 1) Method for calculating fair values of financial instruments

[1]	Loans

The fair values of loans with floating interest rates are calculated at their book values, as policy interest rates (bank rates) are immediately reflected in their floating interest rates, and therefore, fair value approximates book value. On the other hand, fair values of loans with fixed interest rates are calculated by discounting the total amount of the principal and interest using a rate that combines a risk-free rate with the respective borrowers’ credit risk. As for hedged loans for which the assignment method is applied, the fair value of such currency swaps is applied.

[2]	Claims probable in bankruptcy, claims probable in rehabilitation, and other

Regarding claims probable in bankruptcy, claims probable in rehabilitation, and other, the estimated uncollectible amount is calculated based on the expected recoverable amount through collateral and guarantees. Therefore, fair value approximates the balance sheet amount, less the current estimated uncollectible amount, and hence is calculated accordingly.

[3]	Borrowings from government fund for FILP (including current portion of borrowings)

The fair value of borrowings from government fund for FILP (including current portion of borrowings) is calculated by discounting the total amount of principal and interest using interest rates expected to be applied to new borrowings for the same total amount.

[4]	Bonds (including current portion of bonds)

The fair value of bonds (including current portion of bonds) is determined using market observable prices, if available. For bonds without market observable prices, the fair values are calculated by discounting contractual cash flows at the risk free rate. As for hedged bonds for which the exceptional accrual method and assignment method are applied, the fair value of such interest rate swaps and currency swaps is applied.

[5]	Derivative transactions

Derivative transactions are interest rate-related transactions (interest rate swaps), and fair values are based on discounted present values. Interest rate swaps for which the exceptional accrual method is applied and currency swaps for which the assignment method is applied are accounted for together with the corresponding loan or bond. The fair value of these hedging instruments is included in the fair value of the underlying loans or bonds.

(Note 2)	The following are financial instruments whose fair values are deemed to be extremely difficult to determine. They are not included in the fair value information of financial instruments.

(Unit: Yen)
Balance sheet amount
Investment securities *1	11,255,014,268
Shares of affiliated companies *1	78,868,480,608
Money held in trust *2	83,558,735,463
Undisbursed balance of loan commitments *3	0

*1 These financial instruments have no market prices, and the calculation of their fair values is deemed to be impractical.

*2 The money held in trust is composed of the assets in the trust for which it is difficult to determine the fair value.

*3 The fair values of the undisbursed balances of loan commitments are deemed to be extremely difficult to determine. The main reason is the difficulty of reasonably estimating future extensions of loans, because of the extremely diverse range of implementation formats for projects in the Developing Area where these loans are provided.

(Money held in trust)

1. Money held in trust for the purpose of investment

Not applicable.

2. Money held in trust for the purpose of investment and held-to-maturity

Not applicable.

3. Other (other than for the purpose of investment and held-to-maturity)

					(Unit: Yen)
	Balance sheet amount	Acquisition cost	Difference	The amount by which the balance sheet amount exceeds the acquisition cost	The amount by which the balance sheet amount does not exceed the acquisition cost
Money held in trust for others	83,558,735,463	72,995,670,710	10,563,064,753	10,563,064,753	0

(Note) “The amount by which the balance sheet amount exceeds the acquisition cost” and “The amount by which the balance sheet amount does not exceed the acquisition cost” are the breakdown of “Difference”.

(Retirement benefits)

1.	Overview of retirement benefit plans

To provide retirement benefits for employees, JICA has a defined benefit pension plan comprised of a defined benefit corporate pension plan and a lump-sum severance indemnity plan, and a defined contribution plan comprised of a defined contribution pension plan.

2.	Defined benefit pension plan
(1)	The changes in the retirement benefit obligation are as follows:

(Unit: Yen)

Retirement benefit obligation at the beginning of the fiscal year	6,541,196,827

Current service cost	269,964,619

Interest cost	33,777,385

Actuarial differences	36,758,900

Retirement benefit paid	(320,806,887)

Past service cost	0

Contribution by employees	16,615,323

Retirement benefit obligation at the end of the fiscal year	6,577,506,167

(2)	The changes in the plan assets are as follows:

(Unit: Yen)

Plan assets at the beginning of the fiscal year	2,700,339,445

Expected return on plan assets	54,006,789
Actuarial differences	5,539,551
Contribution by the company	111,589,657
Retirement benefit paid	(104,412,577)
Contribution by employees	16,615,323

Plan assets at the end of the fiscal year	2,783,678,188

(3)	Reconciliation of the retirement benefit obligations and plan assets and provision for retirement benefits and prepaid pension expenses in the balance sheets

(Unit: Yen)

Funded retirement benefit obligation	2,851,785,754
Plan assets	(2,783,678,188)

Unfunded benefit obligations of funded pension plan	68,107,566
Unfunded benefit obligations of unfunded pension plan	3,725,720,413

Subtotal	3,793,827,979
Unrecognized actuarial differences	0
Unrecognized past service cost	0

Net amount of assets and liabilities in the balance sheets	3,793,827,979

Provision for retirement benefits	3,793,827,979
Prepaid pension expenses	0

Net amount of assets and liabilities in the balance sheets	3,793,827,979

(4)	Components of retirement benefit expenses

(Unit: Yen)

Current service cost	269,964,619
Interest cost	33,777,385
Expected return on plan assets	(54,006,789)
Realized actuarial differences	31,219,349
Amortization of past service cost	0
Extraordinary additional retirement payments	0

Total	280,954,564

(5)	Major components of plan assets

Percentages of components to the total are as follows:

Bonds	39%
Stocks	46%
General account of life insurance company	4%
Others	11%

Total	100%

(6)	Method of determining the long-term expected rate of return on plan assets

The long-term expected rate of return on plan assets is determined based on components of plan assets, the actual historical returns, and market condition, etc.

(7)	Assumptions used

Principal assumptions used in actuarial calculations at the end of the fiscal year

Discount rate	Defined benefit corporate pension plan	0.23%
	Retirement benefits	0.74%
Long-term expected rate of return on plan assets		2.00%

3.	Defined contribution plan

The amount of contribution required to be made to the defined contribution plan is ¥12,665,632.

(Lease transactions)

Future minimum lease payments related to operating lease transactions

N/A

(Asset retirement obligations)

1.	Overview of asset retirement obligations

In accordance with a building lease agreement, JICA has the obligation to restore the head office building to its original state. Restoration costs are reasonably estimated and recognized as asset retirement obligations.

2.	Amount and calculation method of asset retirement obligations

The estimate for the asset retirement obligations assumes a five-year lease period for the projected period of use and a discount rate between (0.048)% and 0.529%.

3.	Changes in the total amount of asset retirement obligations in the current fiscal year

(Unit: Yen)

Balance at the beginning of the fiscal year	105,610,150

Increase related to acquisition of tangible assets	—

Adjustment resulting from passage of time	(16,913)

Decrease due to settlement of asset retirement obligations	—

Balance at the end of the fiscal year	105,593,237

(Significant accounting estimates)

The items for which amounts have been recorded in the financial statements for the current fiscal year based on accounting estimates and which may have a significant impact on the financial statements for the following fiscal year are as follows.

•	Allowance for loan losses and Provision for contingent losses

1.	Amount recorded in the financial statements for the current fiscal year

(Unit: Yen)

Allowance for loan losses	314,282,005,126

Provision for contingent losses	2,197,749,854

2.	Information about the nature of significant accounting estimates for the identified items

(1) Calculation method

The calculation method of the Allowance for loan losses and Provision for contingent losses is described in “Significant Accounting Policies, 4. Basis and standard for the accrual of allowance and loss contingencies” in the financial statements.

In the course of operations of finance and investment cooperation, JICA is exposed to various risks such as credit risk, market risk, liquidity risk, and operational risk, and JICA may incur losses due to these risks. To address the credit risk, the risk of JICA incurring loss arising from a reduction in, or diminishment of, asset value attributable to a deterioration in debtors’ financial condition and for other reasons, JICA calculates an expected loss amount and records it as Allowance for loan losses and Provision for contingent losses. JICA engages in significant financial cooperation operations with overseas governments and governmental institutions, and therefore, sovereign risk is a relatively significant part of the credit risk that JICA is exposed to in connection with these operations.

Allowance for loan losses and Provision for contingent losses is calculated in accordance with JICA’s internal rules for self-assessment of asset quality and internally established standards. The calculation process includes the determination of the debtors’ classification based on the evaluation of debtors’ solvency in consideration of their financial condition, future prospects, and other relevant factors.

(2) Key Assumptions

Key assumption is the debtors’ future prospects used in the determination of the debtors’ classification. The future prospects of debtors used in the debtors’ classification determination are affected by changes in their political situations and economic conditions. Therefore, JICA’s estimation and judgment are reassessed and modified whenever the debtors’ political situations and economic conditions change or new information becomes available.

In particular, since the status of economic recovery from the impact of COVID-19 pandemic vary across countries, as well as the impact of the situation in Ukraine, JICA takes into account the outlooks announced by the International Monetary Fund (IMF). The impact of political situations and economic conditions on the certainty of debt repayment in each country is assessed based on the actual circumstances of each country.

(3) Impact on the financial statements for the following fiscal year

The situation related to the COVID-19 pandemic and Ukraine as well as the political situation and economic condition of each country are expected to remain highly uncertain worldwide.

Accordingly, if the debtors’ financial condition changes beyond current expectations over the medium to long term, it may have a significant impact on allowance for loan losses and provision for contingent losses in the financial statements for the following fiscal year.

(Significant contractual liabilities)

Contract liabilities JICA is obliged to pay during the next fiscal year and thereafter are ¥6,005,624,642.

(Significant subsequent events)

N/A

The Accompanying Supplementary Schedules

Finance and Investment Account

(1) Details of acquisition and disposal of non-current assets, depreciation, and accumulated impairment losses

												(Unit: Yen)

Type		Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Accumulated depreciation		Accumulated impairment losses			Net assets at the end of the period	Remarks
							Depreciation during the period		Impairment losses during the period	Impairment losses not included in expenses

Tangible assets (Depreciation included in expenses)	Buildings	4,086,985,275	220,297,694	274,966,714	4,032,316,255	1,336,792,470	129,034,573	581,939,170	0	0	2,113,584,615
	Structures	98,256,953	0	0	98,256,953	39,537,130	4,585,782	11,670,468	0	0	47,049,355
	Machinery and equipment	200,923,736	164,608	407,812	200,680,532	82,293,586	2,968,349	102,287,680	0	0	16,099,266
	Vehicles	588,241,740	36,267,432	35,073,761	589,435,411	347,975,585	66,427,406	0	0	0	241,459,826
	Tools, furniture, and fixtures	331,486,219	243,577,289	10,821,694	564,241,814	279,727,780	82,494,719	0	0	0	284,514,034
	Total	5,305,893,923	500,307,023	321,269,981	5,484,930,965	2,086,326,551	285,510,829	695,897,318	0	0	2,702,707,096

Tangible assets (Non-depreciable assets)	Land	12,703,270,000	0	0	12,703,270,000	0	0	6,091,196,973	0	0	6,612,073,027
	Construction in progress	3,528,634	51,829,811	3,528,634	51,829,811	0	0	0	0	0	51,829,811
	Total	12,706,798,634	51,829,811	3,528,634	12,755,099,811	0	0	6,091,196,973	0	0	6,663,902,838

Total tangible assets	Buildings	4,086,985,275	220,297,694	274,966,714	4,032,316,255	1,336,792,470	129,034,573	581,939,170	0	0	2,113,584,615
	Structures	98,256,953	0	0	98,256,953	39,537,130	4,585,782	11,670,468	0	0	47,049,355
	Machinery and equipment	200,923,736	164,608	407,812	200,680,532	82,293,586	2,968,349	102,287,680	0	0	16,099,266
	Vehicles	588,241,740	36,267,432	35,073,761	589,435,411	347,975,585	66,427,406	0	0	0	241,459,826
	Tools, furniture, and fixtures	331,486,219	243,577,289	10,821,694	564,241,814	279,727,780	82,494,719	0	0	0	284,514,034
	Land	12,703,270,000	0	0	12,703,270,000	0	0	6,091,196,973	0	0	6,612,073,027
	Construction in progress	3,528,634	51,829,811	3,528,634	51,829,811	0	0	0	0	0	51,829,811
	Total	18,012,692,557	552,136,834	324,798,615	18,240,030,776	2,086,326,551	285,510,829	6,787,094,291	0	0	9,366,609,934

Intangible assets (Depreciation included in expenses)	Trademark rights	731,316	0	0	731,316	626,867	59,684	0	0	0	104,449
	Software	8,426,246,841	214,848,298	0	8,641,095,139	5,930,736,504	1,679,260,032	0	0	0	2,710,358,635
	Total	8,426,978,157	214,848,298	0	8,641,826,455	5,931,363,371	1,679,319,716	0	0	0	2,710,463,084

Intangible assets (Non-depreciable assets)	Trademark rights	0	1,084,765	0	1,084,765	0	0	0	0	0	1,084,765
	Software in progress	840,974,714	1,409,728,296	84,834,101	2,165,868,909	0	0	0	0	0	2,165,868,909
	Total	840,974,714	1,410,813,061	84,834,101	2,166,953,674	0	0	0	0	0	2,166,953,674

Total intangible assets	Trademark rights	731,316	1,084,765	0	1,816,081	626,867	59,684	0	0	0	1,189,214
	Software	8,426,246,841	214,848,298	0	8,641,095,139	5,930,736,504	1,679,260,032	0	0	0	2,710,358,635
	Software in progress	840,974,714	1,409,728,296	84,834,101	2,165,868,909	0	0	0	0	0	2,165,868,909
	Total	9,267,952,871	1,625,661,359	84,834,101	10,808,780,129	5,931,363,371	1,679,319,716	0	0	0	4,877,416,758
Investments and other assets	Investment securities	6,644,809,096	4,873,985,905	263,780,733	11,255,014,268	0	0	0	0	0	11,255,014,268
	Shares of affiliated companies	76,088,813,760	2,779,666,848	0	78,868,480,608	0	0	0	0	0	78,868,480,608
	Money held in trust	60,952,968,634	26,891,369,147	4,285,602,318	83,558,735,463	0	0	0	0	0	83,558,735,463
	Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239	0	0	87,062,884,239	0	0	0	0	0	87,062,884,239
	Allowance for loan losses (non-current)	(87,062,884,239)	0	0	(87,062,884,239)	0	0	0	0	0	(87,062,884,239)
	Long-term prepaid expenses	5,356,202	1,298,472	5,138,283	1,516,391	0	0	0	0	0	1,516,391
	Long-term guarantee deposits	682,576,867	14,533,203	7,924,785	689,185,285	0	0	0	0	0	689,185,285
	Total	144,374,524,559	34,560,853,575	4,562,446,119	174,372,932,015	0	0	0	0	0	174,372,932,015

(2) Details of securities

Securities recorded under investments and other assets

(Unit: Yen)

	Name	Acquisition cost	Amount equivalent to JICA’s percentage share of the net assets of the affiliated companies	Balance sheet amount	Valuation difference recognized in the Statement of Income of the period	Valuation difference on shares of affiliated companies	Remarks

Shares of affiliated companies	Sumatra Pulp Corporation	2,758,289,455	1	1	0	0
	Japan Saudi Arabia Methanol Co., Inc.	7,149,297,104	22,685,768,506	22,685,768,506	0	15,536,471,402
	SPDC Ltd.	7,269,880,619	21,482,078,061	21,482,078,061	0	14,212,197,442
	KAFCO Japan Investment Co., Ltd.	2,436,204,983	2,437,327,066	2,437,327,066	0	1,122,083
	Nippon Amazon Aluminum Co., Ltd.	25,066,535,300	24,251,320,066	24,251,320,066	303,938,241	0
	JAPAN ASEAN Women Empowerment Fund	6,454,158,320	7,315,320,000	7,315,320,000	0	861,161,680
	Ship Aichi Medical Service Limited	748,809,600	696,666,908	696,666,908	12,291,559	0
	Total	51,883,175,381	78,868,480,608	78,868,480,608	316,229,800	30,610,952,607

Other investment securities	Type and name	Acquisition cost	Fair value	Balance sheet amount	Valuation difference recognized in the Statement of Income of the period	Valuation difference on available-for-sale securities	Remarks
	HBL Microfinance Bank Limited	218,880,000	-	161,155,200	0	(57,724,800)
	Myanmar Japan Thilawa Development Ltd.	321,372,900	-	329,189,400	0	7,816,500
	Gojo & Company, Inc.	999,997,307	-	999,997,307	0	0
	WASSHA Inc.	29,203,406	-	29,203,406	0	0
	MGM Sustainable Energy Fund L.P.	1,096,388,305	-	994,773,481	(189,843,933)	88,229,109
	IFC Middle East and North Africa Fund, LP	1,021,896,165	-	1,153,414,017	22,018,977	109,498,875
	MGM Sustainable Energy Fund II L.P.	2,572,473,052	-	2,620,941,089	(229,111,789)	277,579,826
	I&P Afrique Entrepreneurs II LP	286,529,908	-	279,625,926	(25,784,394)	18,880,412
	WWB Capital Partners II, L.P.	449,978,029	-	488,554,911	(12,237,688)	50,814,570
	Covid-19 Emerging and Frontier Markets MSME Support Fund	2,773,607,359	-	3,213,753,430	46,387,782	393,758,289
	Rebright Partners IV Investment Limited Partnership	114,432,500	-	118,465,872	(2,808,417)	6,841,789
	SVL-SME Fund	534,695,339	-	561,135,229	0	26,439,890
	Sanergy, Inc.	278,410,000	-	304,805,000	0	26,395,000
	Total	10,697,864,270	-	11,255,014,268	(391,379,462)	948,529,460

Total balance sheet amount				90,123,494,876

*

Acquisition cost of Other investment securities related to the investment to investment limited partnership and other equivalent funds includes the amount equivalent to JICA’s percentage share of the accumulated profit/loss amount for the previous term.

*	The First MicroFinanceBank Ltd. changed its name to HBL Microfinance Bank Limited on January 12, 2022.

(3) Details of loans

(Unit: Yen)
Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period	Remarks
			Collection, etc.	Write-off
Loans	13,341,709,724,403	1,400,826,015,318	689,388,463,479	0	14,053,147,276,242
Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239	0	0	0	87,062,884,239
Total	13,428,772,608,642	1,400,826,015,318	689,388,463,479	0	14,140,210,160,481

(4) Details of borrowings

							(Unit: Yen)
Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Average interest rate (%)	Maturity date	Remarks
Borrowings from government fund for Fiscal Investment and Loan Program	2,622,751,986,000	524,100,000,000	104,069,412,000	3,042,782,574,000 (96,877,708,000)	0.438	October 2022- July 2061

*	Figures in parentheses ( ) indicate the amount of borrowings repayable within one year.

(5) Details of bonds

(Unit: Yen)

Security name	Balance at the beginning of the period	Increase during the period	Decrease during the period	Translation Adjustments	Balance at the end of the period	Coupon (%)	Maturity date	Remarks

FILP Agency Bonds

FILP Agency Bonds (1st)	30,000,000,000	0	0	—	30,000,000,000 (0)	2.470	September 2028

FILP Agency Bonds (2nd)	30,000,000,000	0	0	—	30,000,000,000 (0)	2.341	June 2029

FILP Agency Bonds (3rd)	20,000,000,000	0	0	—	20,000,000,000 (0)	2.134	December 2029

FILP Agency Bonds (4th)	20,000,000,000	0	0	—	20,000,000,000 (0)	2.079	June 2030

FILP Agency Bonds (5th)	20,000,000,000	0	0	—	20,000,000,000 (0)	1.918	September 2030

FILP Agency Bonds (6th)	20,000,000,000	0	0	—	20,000,000,000 (0)	2.098	December 2030

FILP Agency Bonds (7th)	20,000,000,000	0	0	—	20,000,000,000 (0)	1.991	June 2031

FILP Agency Bonds (8th)	15,000,000,000	0	0	—	15,000,000,000 (0)	1.554	September 2026

FILP Agency Bonds (9th)	5,000,000,000	0	0	—	5,000,000,000 (0)	2.129	September 2041

FILP Agency Bonds (11th)	10,000,000,000	0	10,000,000,000	—	0 0	1.140	December 2021

FILP Agency Bonds (12th)	10,000,000,000	0	0	—	10,000,000,000 (10,000,000,000)	0.901	June 2022

FILP Agency Bonds (13th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.752	June 2032

FILP Agency Bonds (14th)	10,000,000,000	0	0	—	10,000,000,000 (10,000,000,000)	0.825	September 2022

FILP Agency Bonds (15th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.724	September 2032

FILP Agency Bonds (17th)	10,000,000,000	0	0	—	10,000,000,000 (10,000,000,000)	0.720	December 2022

FILP Agency Bonds (18th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.868	June 2023

FILP Agency Bonds (19th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.725	June 2033

FILP Agency Bonds (20th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.787	September 2023

FILP Agency Bonds (21st)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.734	September 2033

FILP Agency Bonds (23rd)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.684	February 2024

FILP Agency Bonds (24th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.655	June 2024

FILP Agency Bonds (25th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.520	June 2034

FILP Agency Bonds (26th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.588	September 2024

FILP Agency Bonds (27th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.451	September 2034

FILP Agency Bonds (29th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.583	June 2025

FILP Agency Bonds (30th)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.299	June 2035

FILP Agency Bonds (31st)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.530	September 2025

FILP Agency Bonds (32nd)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.212	September 2035

FILP Agency Bonds (33rd)	10,000,000,000	0	0	—	10,000,000,000 (0)	1.130	December 2035

FILP Agency Bonds (34th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.245	February 2026

FILP Agency Bonds (35th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.080	June 2026

FILP Agency Bonds (36th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.313	June 2036

FILP Agency Bonds (37th)	20,000,000,000	0	0	—	20,000,000,000 (0)	0.100	September 2026

FILP Agency Bonds (38th)	15,000,000,000	0	0	—	15,000,000,000 (0)	0.590	September 2046

FILP Agency Bonds (39th)	5,000,000,000	0	0	—	5,000,000,000 (0)	0.744	February 2037

FILP Agency Bonds (40th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.220	June 2027

FILP Agency Bonds (41st)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.602	June 2037

FILP Agency Bonds (42nd)	20,000,000,000	0	0	—	20,000,000,000 (0)	0.597	September 2037

FILP Agency Bonds (43rd)	20,000,000,000	0	0	—	20,000,000,000 (0)	0.625	December 2037

FILP Agency Bonds (44th)	15,000,000,000	0	0	—	15,000,000,000 (0)	0.200	June 2028

FILP Agency Bonds (45th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.559	June 2038

FILP Agency Bonds (46th)	20,000,000,000	0	0	—	20,000,000,000 (0)	0.664	September 2038

FILP Agency Bonds (47th)	15,000,000,000	0	0	—	15,000,000,000 (0)	0.636	December 2038

FILP Agency Bonds (48th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.059	June 2029

FILP Agency Bonds (49th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.333	June 2039

FILP Agency Bonds (50th)	12,000,000,000	0	0	—	12,000,000,000 (0)	0.055	September 2029

FILP Agency Bonds (51st)	18,000,000,000	0	0	—	18,000,000,000 (0)	0.538	December 2049

FILP Agency Bonds (52nd)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.055	March 2030

FILP Agency Bonds (53rd)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.160	June 2030

FILP Agency Bonds (54th)	13,000,000,000	0	0	—	13,000,000,000 (0)	0.445	June 2040

FILP Agency Bonds (55th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.150	September 2030

FILP Agency Bonds (56th)	12,000,000,000	0	0	—	12,000,000,000 (0)	0.459	September 2040

FILP Agency Bonds (57th)	10,000,000,000	0	0	—	10,000,000,000 (0)	0.130	December 2030

FILP Agency Bonds (58th)	5,000,000,000	0	0	—	5,000,000,000 (0)	0.420	December 2040

FILP Agency Bonds (59th)	0	10,000,000,000	0	—	10,000,000,000 (0)	0.125	June 2031

FILP Agency Bonds (60th)	0	10,000,000,000	0	—	10,000,000,000 (0)	0.457	June 2041

FILP Agency Bonds (61st)	0	10,000,000,000	0	—	10,000,000,000 (0)	0.110	September 2031

FILP Agency Bonds (62nd)	0	10,000,000,000	0	—	10,000,000,000 (0)	0.439	September 2041

FILP Agency Bonds (63rd)	0	10,000,000,000	0	—	10,000,000,000 (0)	0.194	January 2032

FILP Agency Bonds (64th)	0	7,000,000,000	0	—	7,000,000,000 (0)	0.533	January 2042

FILP Agency Bonds (65th)	0	3,000,000,000	0	—	3,000,000,000 (0)	0.194	February 2032

Subtotal	690,000,000,000	60,000,000,000	10,000,000,000	—	740,000,000,000 (30,000,000,000)

Continued from previous page

Security name	Balance at the beginning of the period	Increase during the period	Decrease during the period	Translation Adjustments	Balance at the end of the period	Coupon (%)	Maturity date	Remarks

Government-guaranteed bonds

Japan International Cooperation Agency Government-guaranteed bonds (2nd)	53,115,800,000 [$500,000,000]	0 [ $0]	0 [ $0]	2,342,600,000	55,458,400,000 [$500,000,000] (0)	2.125	October 2026

Japan International Cooperation Agency Government-guaranteed bonds (3rd)	54,968,150,000 [$500,000,000]	0 [ $0]	0 [ $0]	4,099,550,000	59,067,700,000 [$500,000,000] (0)	2.750	April 2027

Japan International Cooperation Agency Government-guaranteed bonds (4th)	55,022,150,000 [$500,000,000]	0 [ $0]	0 [ $0]	4,099,550,000	59,121,700,000 [$500,000,000] (0)	3.375	June 2028

Japan International Cooperation Agency Government-guaranteed bonds (5th)	55,104,500,000 [$500,000,000]	0 [ $0]	0 [ $0]	5,856,500,000	60,961,000,000 [$500,000,000]	1.000	July 2030

Japan International Cooperation Agency Government-guaranteed bonds (6th)	0 [$0]	63,921,220,000 [$580,000,000]	0 [ $0]	6,793,540,000	70,714,760,000 [$580,000,000]	1.750	April 2031

Subtotal	218,210,600,000 [$2,000,000,000]	63,921,220,000 [$580,000,000]	0 [ $0]	23,191,740,000	305,323,560,000 [$2,580,000,000] (0)

Total	908,210,600,000	123,921,220,000	10,000,000,000	23,191,740,000	1,045,323,560,000 (30,000,000,000)

*	Figures in parentheses ( ) indicate the amount of bonds redeemable within one year. The amount in [ ] is denominated in a foreign currency.

(6) Details of provisions

						(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period		Balance at the end of the period	Remarks
			Intended use	Others

Provision for bonuses	340,773,166	330,790,893	340,773,166	0	330,790,893

Provision for contingent losses	2,889,391,466	2,197,749,854	0	2,889,391,466	2,197,749,854

Total	3,230,164,632	2,528,540,747	340,773,166	2,889,391,466	2,528,540,747

* “Decrease during the period (Others)” for the Provision for contingent losses indicates the amount of reversal of the provision after revaluation, etc.

(7) Details of allowance for loan losses, etc.

							(Unit: Yen)

Classification	Balance of loans, etc.			Balance of allowance for loan losses			Remarks
	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period	Balance at the beginning of the period	Increase or decrease during the period	Balance at the end of the period

Loans	13,341,709,724,403	711,437,551,839	14,053,147,276,242	176,362,554,433	50,856,566,454	227,219,120,887

Claims probable in bankruptcy, claims probable in rehabilitation, and other	87,062,884,239	0	87,062,884,239	87,062,884,239	0	87,062,884,239

Total	13,428,772,608,642	711,437,551,839	14,140,210,160,481	263,425,438,672	50,856,566,454	314,282,005,126

*	The standard for the accrual of allowance for loan losses is described in No. 4 of Significant Accounting Policies.

(8) Details of provision for retirement benefits

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks

Total retirement benefit obligations	6,541,196,827	357,116,227	320,806,887	6,577,506,167

Retirement benefits	3,673,065,165	269,049,558	216,394,310	3,725,720,413

Defined benefit corporate pension plan	2,868,131,662	88,066,669	104,412,577	2,851,785,754

Unrecognized past service cost and unrecognized actuarial differences	0	0	0	0

Plan assets	2,700,339,445	187,751,320	104,412,577	2,783,678,188

Provision for retirement benefits	3,840,857,382	169,364,907	216,394,310	3,793,827,979

(9) Details of asset retirement obligations

					(Unit: Yen)

Classification	Balance at the beginning of the period	Increase during the period	Decrease during the period	Balance at the end of the period	Remarks
Obligation of restoration to original state based on building lease agreement	105,610,150	0	16,913	105,593,237	Specified expenses in Accounting Standards for Incorporated Administrative Agencies No. 91: None

(10) Details of liabilities for guarantee

									(Unit: Yen)
Classification	Balance at the beginning of the period		Increase during the period		Decrease during the period		Balance at the end of the period		Remarks
	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount	Number of bonds	Amount
FILP Agency Bonds (Public offering)	1	20,000,000,000	0	0	0	0	1	20,000,000,000

*	JICA is jointly liable for obligations arising from the above bonds issued by the former Japan Bank for International Cooperation which was succeeded by the Japan Bank for International Cooperation.

(11) Details of remunerations and salaries of officers and employees

	(Unit: Thousands of yen, persons)

Classification	Remunerations or salaries		Retirement benefits
	Payment amount	Number of people	Payment amount	Number of people

Officers	53,169	13	2,313	3

Employees	4,547,289	2,024	223,840	104

Total	4,600,459	2,037	226,154	107

(Notes)

1. Payment standard of remunerations and retirement benefits to officers

Remunerations and retirement benefits to officers are paid based on “Rules on Remuneration for Officers” and “Rules on Retirement Benefits for Officers” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

2. Payment standard of salaries and retirement benefits to employees

Salaries and retirement benefits to employees are paid based on “Rules on Salaries for Employees” and “Rules on Retirement Benefits for Employees” in place for Incorporated Administrative Agency - Japan International Cooperation Agency.

3. Number of people As for the number of people to whom remunerations or salaries are paid, the average number of JICA officers or employees during the period is used.

4. Others There are no part-time officers or employees classified as external members.

(12) Details of main assets, liabilities, and expenses, other than those mentioned above

Operating and administrative expenses	(Unit: Yen)

Classification	Amount
Operating expenses	5,202,989,689

Information system-related expenses	3,524,786,754

Rent expenses on real estate	925,816,727

Travelling and transportation expenses	552,870,401

Other expenses	3,443,796,913

Total	13,650,260,484

(13) Details of affiliated companies

Corporation type and name	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)		(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)

Items	KAFCO Japan Investment Co., Ltd.		Karnaphuli Fertilizer Company Limited

Outline of operations	Production of urea and ammonia in Chittagong, People’s Republic of Bangladesh		Production of urea and ammonia in Chittagong, People’s Republic of Bangladesh

Name of officers	Number of officers: 9 President and CEO: Hiroshi Nakagawa Executive Vice President: Ken Odajima (Deputy Director of Southeast Asia and Oceania of JICA, Seconded) Auditor: Kazuhiko Ueno (Senior Advisor of Loan, Grant and General Administration Department of JICA, Seconded)		-
Association chart on transactions between affiliated companies and JICA

	JICA	KAFCO Japan Investment Co., Ltd.	JICA	KAFCO Japan Investment Co., Ltd.

	(Equity Investment)		(Equity Investment)	(Equity Investment)
				Karnaphuli Fertilizer Company Limited

Assets	¥6,186,224,726		-
Liabilities	¥27,282,787		-
Capital	¥5,023,900,000		-
Retained earnings	¥1,135,041,939		-
Operating revenues	¥994,491,126		-
Ordinary (loss) income	¥878,014,152		-
Net (loss) income	¥777,355,041		-
Unappropriated (loss) income for the current fiscal year	¥1,004,420,539		-

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: 46,606 shares

•  Acquisition cost: ¥2,436,204,983

•  Balance sheet amount: ¥2,437,327,066 (A decrease of ¥58,883,437 from the end of the previous fiscal year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency—Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the production of urea and ammonia by the company

•  Date of the initial investment: July 27, 1990

			-
Details of receivables and payables	N/A		-
Details of debt guarantee	N/A		-
Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	N/A		-
	(Note) The above amount pertains to the period from September 1, 2020, through August 31, 2021.

Corporation type and name	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)
Items	Nippon Amazon Aluminum Co., Ltd.	SPDC Ltd.

Outline of operations	Production of alumina and smelting ammonium in the State of Para, Federative Republic of Brazil	Production and sales of ethylene glycol and other petrochemical products in the Al Jubail Industrial Area, Eastern Province of Kingdom of Saudi Arabia

Name of officers	Number of officers: 13 President and CEO: Kenji Kobayashi Auditor: Akio Saito (Director General of Hokkaido Center of JICA, Seconded)	Number of officers: 18 President and CEO: Tsuyoshi Hagiwara Managing Director: Hajime Takeuchi (Director General of Latin America and the Caribbean Department of JICA, Seconded)

Association chart on transactions between affiliated companies and JICA
	Nippon Amazon Aluminum Co., Ltd.
	JICA	JICA	SPDC Ltd.

	(Equity Investment)	(Equity Investment)

Assets	¥56,550,098,335	¥106,877,958,879
Liabilities	¥347,486,458	¥25,692,827,971
Capital	¥53,314,532,130	¥14,200,000,000
Retained earnings	¥2,888,079,747	¥66,985,130,908
Operating revenues	¥3,301,793,035	¥37,320,958,086
Ordinary (loss) income	¥2,889,289,747	¥36,055,461,424
Net (loss) income	¥2,888,079,747	¥33,358,824,320
Unappropriated (loss) income for the current fiscal year	¥2,888,079,747	¥44,935,130,908
Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: 496,652,800 shares

•  Acquisition cost: ¥25,066,535,300

•  Balance sheet amount: ¥24,251,320,066 (An increase of ¥303,938,241 from the end of the previous fiscal year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the smelting of alumina and aluminum

•  Date of the initial investment: August 29, 1978

•  Number of company shares owned by JICA: 2,107,500 shares

•  Acquisition cost: ¥7,269,880,619

•  Balance sheet amount: ¥21,482,078,061 (A decrease of ¥56,834,110 from the end of the previous fiscal year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the manufacturing of ethylene glycol and other petrochemical products

•  Date of the initial investment: June 17, 1981

Details of receivables and payables	N/A	N/A

Details of debt guarantee	N/A	N/A

Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	N/A	N/A
	(Note) The above amount pertains to the period from January 1, 2021, through December 31, 2021.	(Note) The above amount pertains to the period from January 1, 2021, through December 31, 2021.

Corporation type and name	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)		(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)
Items	Eastern Petrochemical Company		Sumatra Pulp Corporation

Outline of operations	Production and sales of ethylene glycol and other petrochemical products in the Al Jubail Industrial Area, Eastern Province of Kingdom of Saudi Arabia		Construction of a pulp mill to manufacture wood pulp from afforested acacia mangium, and production and sale of wood pulp in Muara Enim, South Sumatra, Republic of Indonesia

Name of officers	-		Number of officers: 6 President and CEO: Takahiro Horita Executive Vice President:: Kazuhiko Ueno (Senior Advisor of Loan, Grant and General Administration Department of JICA, Seconded)
Association chart on transactions between affiliated companies and JICA
	JICA	SPDC Ltd.	JICA	Sumatra Pulp Corporation
	(Equity Investment)	(Equity Investment)	(Equity Investment)
		Eastern Petrochemical Company

Assets	-		¥23,416,842
Liabilities	-		¥827,013,884
Capital	-		¥100,000,000
Retained earnings	-		(¥903,597,042)
Operating revenues	-		¥65,222,375
Ordinary (loss) income	-		(¥28,692,989)
Net (loss) income	-		(¥28,872,989)
Unappropriated (loss) income for the current fiscal year	-		(¥903,597,042)

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.	-

•  Number of company shares owned by JICA: 114,032 shares

•  Acquisition cost: ¥2,758,289,455

•  Balance sheet amount: ¥1 (No changes from the end of the previous fiscal year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the pulp manufacturing business

•  Date of the initial investment: April 21, 1995

Details of receivables and payables	-		N/A
Details of debt guarantee	-		N/A
Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	-		N/A
			(Note) The above amount pertains to the period from April 1, 2020, through March 31, 2021.

Corporation type and name	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)		(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)
Items	Japan Saudi Arabia Methanol Co., Inc.		JSMC PANAMA S.A.

Outline of operations	Production of methanol in the Al-Jubail Industrial Area, Eastern Province of Kingdom of Saudi Arabia		Transportation of methanol business

Name of officers	Number of officers: 12 Chairman: Nariyuki Nagaoka President and CEO: Jun Otake Managing Director and General Manager of the General Affairs Department: Hideyuki Maruoka (Senior Deputy Director General of Infrastructure Engineering Department of JICA, Seconded) Full-time auditor: Yasuo Fujita (Deputy Director of the Institute of JICA, Seconded)		-
Association chart on transactions between affiliated companies and JICA
	JICA	Japan Saudi Arabia Methanol Co., Inc.	JICA	Japan Saudi Arabia Methanol Co., Inc.
	(Equity Investment)		(Equity Investment)	(Equity Investment)
				JSMC PANAMA S.A.

Assets	¥163,825,432,525		-
Liabilities	¥88,962,396,454		-
Capital	¥2,310,000,000		-
Retained earnings	¥72,834,625,071		-
Operating revenues	¥60,010,070,304		-
Ordinary (loss) income	¥5,320,729,954		-
Net (loss) income	¥4,883,789,856		-
Unappropriated (loss) income for the current fiscal year	¥70,105,614,363		-

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: 1,386,000 shares

•  Acquisition cost: ¥7,149,297,104

•  Balance sheet amount: ¥22,685,768,506 (An increase of ¥1,479,936,320 from the end of the previous fiscal year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the methanol manufacturing business

•  Date of the initial investment: December 17, 1979

			-
Details of receivables and payables	N/A		-
Details of debt guarantee	N/A		-
Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)	N/A		-
	(Note) The above amount pertains to the period from January 1, 2021, through December 31, 2021.

Corporation type and name	(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)		(Affiliated companies pursuant to Paragraph 2 (2), Article 120 of the Accounting Standards for Incorporated Administrative Agencies)
Items	JAPAN ASEAN Women Empowerment Fund		Ship Aichi Medical Service Limited

Outline of operations	Investment and / or loan to Microfinance Institutes for empowerment of women in ASEAN countries		Establishment and operation of a private general hospital in Dhaka, People’s Republic of Bangladesh

Name of officers	Number of officers: 3 Chairperson: Peter Fanconi Director: Christophe Grünig Director: Tetsuro Uemae		Number of officers: 9 Executive Chairman: Dr. Moazzem Hossain Director: Yuho Hayakawa (Chief Representative of JICA Bangladesh Office, Concurrent position)
Association chart on transactions between affiliated companies and JICA
	JICA	JAPAN ASEAN Women Empowerment Fund	JICA	Ship Aichi Medical Service Limited
	(Equity Investment)		(Equity Investment)

Assets	¥30,610,512,446		¥6,947,573,236
Liabilities	¥1,227,310,446		¥2,726,518,200
Capital	¥29,383,202,000		¥4,896,336,510
Retained earnings	¥0		(¥675,281,473)
Operating revenues	¥1,719,906,094		¥296,857,455
Ordinary (loss) income	¥825,938,063		(¥286,089,676)
Net (loss) income	¥825,938,063		(¥297,583,558)
Unappropriated (loss) income for the current fiscal year	¥0		(¥675,281,473)

Number of company shares owned by JICA, acquisition cost, balance sheet amount, etc.

•  Number of company shares owned by JICA: 6,000 shares

•  Acquisition cost: ¥6,454,158,320

•  Balance sheet amount: ¥7,315,320,000 (An increase of ¥1,099,218,275 from the end of the previous fiscal year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the fund

•  Date of the initial investment: October 21, 2016

•  Number of company shares owned by JICA: 560,000 shares

•  Acquisition cost: ¥748,809,600

•  Balance sheet amount: ¥696,666,908 (An increase of ¥12,291,559 from the end of the previous fiscal year)

•  Legal basis: Item 2 (b), Paragraph 1, Article 13 of the Act of the Incorporated Administrative Agency - Japan International Cooperation Agency

•  Applicable provision of the act: To lend a person designated by the Minister for Foreign Affairs, such as an organization like a juridical person in Japan or the Developing Area, the funds required for the execution of their Development Projects or making capital contributions to such persons where there is a special necessity in order to effectuate Development Projects.

•  Purpose of investment: Capital contribution to the establishment and operation of a private general hospital

•  Date of the initial investment: May 22, 2019

Details of receivables and payables	N/A		N/A
Details of debt guarantee	N/A		N/A

Amounts and ratios in relation to gross sales, order placement by JICA, etc. (Amounts and ratios of competitive contracts, planning competitions and public selections, and non-competitive negotiated contracts)

	N/A		N/A
	(Note) The above amount pertains to the period from January 1, 2021, through December 31, 2021.		(Note) The above amount pertains to the period from July 1, 2020, through June 30, 2021.